EXECUTION COPY


                                                                    Exhibit 99.1







                               PURCHASE AGREEMENT

                                  by and among

                                SPX CORPORATION,

                               KENDRO GP II, LLC,

                                SPX EUROPE GmbH,

                          GSLE DEVELOPMENT CORPORATION,

                          GENERAL SIGNAL IRELAND B.V.,

                           THERMO ELECTRON CORPORATION

                                       and

                        THERMO ELECTRON (OBERHAUSEN) GmbH







                          Dated as of January 19, 2005



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                                TABLE OF CONTENTS


                                                                                                                Page

ARTICLE I                Transactions.............................................................................2

                         1.1.       Purchase and Sale.............................................................2

                         1.2.       Purchase Price................................................................3

                         1.3.       Adjustments to Purchase Price.................................................3

                         1.4        Closing Cash..................................................................5

                         1.5.       Closing.......................................................................6


ARTICLE II               Representations and Warranties of Seller.................................................8

                         2.1.       Organization and Good Standing................................................8

                         2.2.       Corporate Authority and Approval..............................................9

                         2.3.       Capitalization................................................................9

                         2.4.       The Interests................................................................12

                         2.5.       Subsidiaries.................................................................12

                         2.6.       Consents.....................................................................13

                         2.7.       No Conflicts.................................................................13

                         2.8.       Compliance with Laws.........................................................13

                         2.9.       Environmental Matters........................................................13

                         2.10.      Financial Statements.........................................................15

                         2.11.      Absence of Certain Changes or Events.........................................15

                         2.12.      Title to Assets..............................................................16

                         2.13.      Real Property................................................................16

                         2.14.      Patents, Trademarks, Etc.....................................................16

                         2.15.      Material Contracts...........................................................17

                         2.16.      Litigation...................................................................19

                         2.17.      Insurance....................................................................19

                         2.18.      U.S. Employee Benefit Plans..................................................19

                         2.19.      Non-U.S. Employee Benefit Plans..............................................20

                         2.20       Current Employees............................................................21

                         2.21.      Labor Matters................................................................21

                         2.22.      Taxes........................................................................22

                         2.23.      Undisclosed Liabilities......................................................23

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                         2.24.      Sufficiency of Assets........................................................23

                         2.25.      Fees.........................................................................23

                         2.26.      Affiliate Transactions.......................................................24

                         2.27.      Substantial Customers and Suppliers..........................................24

                         2.28.      FDA Regulation...............................................................24

                         2.29.      Certain Payments; Export Law Compliance......................................25

                         2.30.      Product Warranties...........................................................25

                         2.31.      Internal Controls............................................................25

                         2.32.      Disclaimer...................................................................26


ARTICLE III              Representations and Warranties of Purchaser.............................................26

                         3.1.       Organization and Good Standing...............................................26

                         3.2.       Corporate Authority and Approval.............................................27

                         3.3.       Consents.....................................................................27

                         3.4.       No Conflicts.................................................................27

                         3.5.       Funds Available..............................................................27

                         3.6.       Litigation...................................................................27

                         3.7.       Fees.........................................................................28

                         3.8.       Purchase for Investment......................................................28


ARTICLE IV               Covenants of Seller.....................................................................28

                         4.1.       Conduct of Business..........................................................28

                         4.2.       Access.......................................................................33

                         4.3.       No Solicitation..............................................................33

                         4.4.       Intercompany Accounts, Etc...................................................33

                         4.5.       Non-Competition..............................................................34

                         4.6.       Employee Non-Solicitation....................................................34

                         4.7.       Mutual Release and Waiver....................................................35

                         4.8        Transfer by Nominee Holders..................................................35

                         4.9        Release of Liens.............................................................35

                         4.10       Intellectual Property Rights.................................................35

                         4.11       Transfer of Newtown Property.................................................35

                         4.12       Notice.......................................................................35

                         4.13.      Further Assurances...........................................................36

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ARTICLE V                Covenants of Purchaser..................................................................36

                         5.1.       Preservation of Books and Records............................................36

                         5.2.       Use of Seller's Name or Reputation...........................................36

                         5.3.       Performance Bonds and Guarantees.............................................37

                         5.4.       Further Assurances...........................................................38


ARTICLE VI               Mutual Covenants of Purchaser and Seller................................................38

                         6.1        Cooperation..................................................................37

                         6.2.       Insurance Claims.............................................................38


ARTICLE VII              Conditions to Purchaser's Obligations...................................................40

                         7.1.       Representations, Warranties and Covenants of Seller..........................40

                         7.2.       Consents.....................................................................41

                         7.3.       No Prohibitions..............................................................41

                         7.4.       FIRPTA.......................................................................41

                         7.5.       Resignations.................................................................41

                         7.6        Receivables Factoring Facility...............................................41

                         7.7        Major SPX Obligations........................................................41

                         7.8        Transition Services Agreement................................................41

                         7.9        Termination of Profit and Loss Agreement and of Fiscal Year of Kendro GmbH...41


ARTICLE VIII             Conditions to Seller's Obligations......................................................42

                         8.1.       Representations, Warranties and Covenants of Purchaser.......................42

                         8.2.       Consents.....................................................................42

                         8.3        No Prohibitions..............................................................42

                         8.4.       Termination of Profit and Loss Agreement and of Fiscal Year of Kendro GmbH...43


ARTICLE IX               Employment Matters......................................................................43

                         9.1.       401(k) Plan..................................................................43

                         9.2.       SPX Pension Plan.............................................................43

                         9.3.       Collective Bargaining Agreements.............................................43
                         9.4.       Other Benefit Plans; Retention of Certain Liabilities........................43

                         9.5        Severance....................................................................44

                         9.6        ERISA Affiliate Liability....................................................44
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                         9.6.       Restructuring Liability......................................................44


ARTICLE X                Taxes...................................................................................46

                         10.1.      Indemnification..............................................................46

                         10.2.      Filing Responsibility........................................................46

                         10.3.      Refunds......................................................................47

                         10.4.      Audits.......................................................................47

                         10.5.      Cooperation..................................................................48

                         10.6.      Coordination with Other Provisions...........................................48

                         10.7.      Transfer Taxes...............................................................48

                         10.8.      Tax Elections and Forms......................................................49

                         10.9.      Period of Limitation.........................................................49

                         10.10.     Tax Definitions..............................................................50


ARTICLE XI               Termination, Amendment, and Waiver......................................................51

                         11.1.      Termination..................................................................51

                         11.2.      Effect on Obligations........................................................51


ARTICLE XII              Indemnification.........................................................................51

                         12.1.      Survival.....................................................................51

                         12.2.      Indemnification..............................................................52

                         12.3.      Procedures for Claims........................................................53

                         12.4.      Other Provisions.............................................................55


ARTICLE XIII             Miscellaneous...........................................................................57

                         13.1.      Expenses.....................................................................57

                         13.2.      Exclusive Agreement; No Third-Party Beneficiaries............................57

                         13.3.      Governing Law, Etc...........................................................57

                         13.4.      Successors and Assigns.......................................................58

                         13.5.      Publicity....................................................................58

                         13.6.      Severability.................................................................58

                         13.7.      Notices......................................................................58

                         13.8.      Counterparts.................................................................59

                         13.9.      Interpretation...............................................................59

                         13.10.     Amendment....................................................................60

                         13.11.     Extension; Waiver............................................................60
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                         13.12.     Foreign Exchange Conversions.................................................60


EXHIBITS

Exhibit 1.2.......Purchase Price Allocation

Exhibit 4.12......Notification

Exhibit 1.3.......Reference Balance Sheet and Net Book Value

Exhibit 7.8.......Transition Services Agreement

Exhibit 12.2......Indemnification Matters

Exhibit A.........Power of Attorney

Exhibit B.........Notarial Deed

Exhibit C.........Kendro GmbH Closing Condition Satisfaction Notice

Exhibit D ........Mutual Release and Waiver



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                                   DEFINITIONS


Term                                                                                            Section

Acquisition Obligations.........................................................................Section 2.15(k)
Affiliated Kendro Audit Taxes...................................................................Section 10.10(a)
Affiliated Kendro Refund Taxes..................................................................Section 10.10(b)
Agreement.......................................................................................Preamble
Ancillary Document..............................................................................Section 12.1
Back-Up Bonds and Guarantees....................................................................Section 5.3(a)
Books and Records...............................................................................Section 5.1(a)(i)
CERCLA..........................................................................................Section 12.4(f)
Closing.........................................................................................Section 1.5(a)
Closing Balance Sheet...........................................................................Section 1.3(a)(ii)
Closing Cash....................................................................................Section 1.4(a)
Closing Date....................................................................................Section 1.5(a)
Closing Payment.................................................................................Section 1.5(b)(iv)
Code............................................................................................Section 2.18(c)
commercially reasonable steps...................................................................Section 6.1(d)
Competition Activities..........................................................................Section 4.5
Confidentiality Agreement.......................................................................Section 4.2(a)
Consent.........................................................................................Section 4.1(c)
Contract........................................................................................Section 2.15
Covered Claim...................................................................................Section 6.2(b)
CryCo...........................................................................................Recitals
CryCo Shares....................................................................................Recitals
Current Employees...............................................................................Section 2.20(a)
Damages.........................................................................................Section 12.2(a)
Deductible......................................................................................Section 12.2(b)
Deemed Closing Date.............................................................................Section 7.1(b)
DOJ.............................................................................................Section 6.1(b)
Effective Closing Date..........................................................................Section 1.5(a)
Emergency Exception.............................................................................Section 4.1(c)(2)
Employees.......................................................................................Section 9.4(a)
Encumbrances....................................................................................Section 1.1
Entity Plan.....................................................................................Section 9.4(c)
Environmental Breach............................................................................Section 12.3(b)
Environmental Claims............................................................................Section 2.9(c)
Environmental Conditions........................................................................Section 2.9(d)
Environmental Laws..............................................................................Section 2.9(k)
Environmental Matters...........................................................................Section 2.9(k)
Environmental Permits...........................................................................Section 2.9(b)
ERISA...........................................................................................Section 2.18(a)
ERISA Affiliate.................................................................................Section 2.18(d)
EVA Plans.......................................................................................Section 9.4(a)
Exception.......................................................................................Section 4.1(c)

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Exception Request...............................................................................Section 4.1(c)(2)
Facilities......................................................................................Section 2.13(c)
FDA.............................................................................................Section 2.28(a)
FFDCA...........................................................................................Section 2.28(a)
Final Closing Cash Amount.......................................................................Section 1.4(b)
Financial Statements............................................................................Section 2.10
FTC.............................................................................................Section 6.1(b)
GAAP............................................................................................Section 2.1
Governmental Consent............................................................................Section 2.6
Group Benefit Plan..............................................................................Section 2.18(d)
GS Ireland......................................................................................Preamble
GSLE............................................................................................Preamble
GSLE Bill of Sales..............................................................................Section 1.5(b)(iv)(G)
GSLE Kendro Assets..............................................................................Section 1.5(b)(iv)(G)
GSLE Kendro Assets & Liabilities................................................................Section 1.5(b)(iv)(G)
GSLE Kendro Liabilities.........................................................................Section 1.5(b)(iv)(G)
Hazardous Materials.............................................................................Section 2.9(k)
HSR Act.........................................................................................Section 6.1(b)
HSR Filing......................................................................................Section 6.1(b)
Income Tax......................................................................................Section 10.10(c)
Income Tax Return...............................................................................Section 10.10(d)
Indemnifiable Environmental Matter..............................................................Section 12.4(e)
Indemnification Payment.........................................................................Section 12.4(c)
indemnified party...............................................................................Section 12.1
indemnifying party..............................................................................Section 12.1
Independent Accountant..........................................................................Section 1.3(b)(ii)
Information Maintenance Period..................................................................Section 5.1(a)
Insurance Policies..............................................................................Section 2.17
Intellectual Property Rights....................................................................Section 2.14
Interests.......................................................................................Recitals
Interim Statements..............................................................................Section 2.10
Kendro AG.......................................................................................Recitals
Kendro AG Shares................................................................................Recitals
Kendro Benefit Plans............................................................................Section 2.18(a)
Kendro Business.................................................................................Recitals
Kendro Entities.................................................................................Recitals
Kendro GmbH.....................................................................................Recitals
Kendro GmbH Closing Condition Satisfaction Notice...............................................Section 1.5(b)(vi)(B)
Kendro GmbH Shares..............................................................................Recitals
Kendro GP.......................................................................................Recitals
Kendro GP II....................................................................................Preamble
Kendro GP Shares................................................................................Recitals
Kendro HK.......................................................................................Recitals
Kendro HK Shares................................................................................Recitals
Kendro LP.......................................................................................Recitals
Kendro LP Interests.............................................................................Recitals
Kendro plc......................................................................................Recitals


Kendro plc Shares...............................................................................Recitals
Kendro Pvt Shares...............................................................................Section 4.8
KeyCo...........................................................................................Recitals
KeyCo Shares....................................................................................Recitals
Litigation......................................................................................Section 2.16
material........................................................................................Section 2.12
Material Adverse Effect.........................................................................Section 2.1
Material Contracts..............................................................................Section 2.15
MedCo...........................................................................................Recitals
MedCo Shares....................................................................................Recitals
Mutual Release and Waiver.......................................................................Section 4.7
Net Book Value..................................................................................Section 1.3(c)(iii)
New Material Contract...........................................................................Section 4.1(a)(xii)
Nippon Kendro...................................................................................Recitals
Nippon Kendro Shares............................................................................Recitals
Non-Competitive Term............................................................................Section 4.5
Non-U.S. Kendro Benefit Plans...................................................................Section 2.19
Notarial Deed...................................................................................Section 1.1
Notary Public...................................................................................Section 1.1
NPL.............................................................................................Section 2.9(e)
Occurrence-Based Business Policies..............................................................Section 6.2(a)
Orders..........................................................................................Section 2.8
OSHA............................................................................................Section 2.21(f)
Other Claim.....................................................................................Section 12.3(b)
Other Claim Notice..............................................................................Section 12.3(b)
Other Interests.................................................................................Section 2.3(l)
Other Tax.......................................................................................Section 10.10(e)
Outside Date....................................................................................Section 11.1(d)
Performance Bonds and Guarantees................................................................Section 5.3(a)
Permits.........................................................................................Section 2.8
Permitted Liens.................................................................................Section 2.12
person..........................................................................................Section 13.9
Power of Attorney...............................................................................Section 1.1
Pre-Closing Covenants...........................................................................Section 12.1
Preliminary Closing Cash Amount.................................................................Section 1.4(a)
Products........................................................................................Section 2.28(a)
Purchase Amount.................................................................................Section 1.2
Purchase Price..................................................................................Section 1.2
Purchaser.......................................................................................Preamble
Purchaser Material Adverse Effect...............................................................Section 3.1
Purchaser Representative........................................................................Section 4.1(c)(1)
Purchaser's Certificate.........................................................................Section 8.1(c)
Real Property Leases............................................................................Section 2.13(b)
Reference Balance Sheet.........................................................................Section 1.3(a)(i)
Reference Net Book Value........................................................................Section 1.3(a)(i)
Remedial Action.................................................................................Section 12.4(e)
Restricted Contracts............................................................................Section 4.1(a)(xxii)(J)


Retentions and Premiums.........................................................................Section 6.2(b)
Sale Entities...................................................................................Recitals
Section 338(h)(10) Election.....................................................................Section 10.8(d)
Selected Court..................................................................................Section 13.3
Seller..........................................................................................Preamble
Seller Disclosure Schedule......................................................................Article II
Seller Representative...........................................................................Section 4.1(c)(1)
Seller's Certificate............................................................................Section 7.1(c)
Seller's knowledge..............................................................................Section 13.9
Seller's Refunds................................................................................Section 10.3
Shared Employee.................................................................................Section 2.20(b)
Site............................................................................................Section 2.9(d)
SPX.............................................................................................Preamble
SPX Encumbrances................................................................................Section 4.9
SPX Europe......................................................................................Preamble
SPX Pension Plan................................................................................Section 9.2(a)
SPX Plan Participants...........................................................................Section 9.2(a)
Straddle Period.................................................................................Section 10.10(f)
Subsidiaries....................................................................................Section 2.5
Tax or Taxes....................................................................................Section 10.10(g)
Tax Proceeding..................................................................................Section 10.10(h)
Tax Return......................................................................................Section 10.10(i)
Thermo Germany..................................................................................Preamble
Third Party Claim...............................................................................Section 12.3(a)
Third Party Claim Notice........................................................................Section 12.3(a)
Third Party Consent.............................................................................Section 2.6
Transfer Taxes..................................................................................Section 10.7
Transition Services Agreement...................................................................Section 7.8
Valid Claim Notice..............................................................................Section 12.1
Valid Other Claim Notice........................................................................Section 12.3(b)
Valid Third Party Claim Notice..................................................................Section 12.3(a)


                               PURCHASE AGREEMENT


         This PURCHASE AGREEMENT (this "Agreement"), dated as of January 19, 2005, by and among SPX Corporation, a Delaware corporation ("SPX"), Kendro GP II, LLC, a Delaware limited liability company and wholly owned subsidiary of SPX ("Kendro GP II"), SPX Europe GmbH, a company organized under the laws of Germany and an indirect, wholly owned subsidiary of SPX ("SPX Europe"), General Signal Ireland B.V., a company organized under the laws of Netherlands and an indirect, wholly owned subsidiary of SPX ("GS Ireland"), and GSLE Development Corporation, a Delaware corporation and a direct, wholly owned subsidiary of SPX ("GSLE") (SPX, Kendro GP II, SPX Europe, GS Ireland and GSLE being referred to herein individually and collectively as "Seller"), and Thermo Electron Corporation, a Delaware corporation ("Thermo"), and Thermo Electron (Oberhausen) GmbH, a company organized under the laws of Germany and an indirect, wholly owned German subsidiary of Thermo ("Thermo Germany"; Thermo and Thermo Germany being referred to herein, individually and collectively, as "Purchaser").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, SPX owns directly or indirectly through SPX Europe or GS
Ireland:

                  (i) all of the outstanding equity interests of Medical Equipment Maintenance Company, a Maryland corporation (such company, "MedCo" and such equity interests, the "MedCo Shares");

                  (ii) all of the outstanding equity interests of Key Scientific, Inc., a Maryland corporation (such company, "KeyCo" and such equity interests, the "KeyCo Shares");

                  (iii) all of the outstanding equity interests of Cryonix, Inc., a Maryland corporation (such company, "CryCo" and such equity interests, the "CryCo Shares");

                  (iv) all of the outstanding equity interests of Kendro Laboratory Products GmbH, a company organized under the laws of Germany (such company, "Kendro GmbH" and such equity interests, the "Kendro GmbH Shares");

                  (v) all of the outstanding equity interests of Kendro Laboratory Products AG, a company organized under the laws of Switzerland (such company, "Kendro AG" and such equity interests, the "Kendro AG Shares");

                  (vi) all of the outstanding equity interests of Nippon Kendro KK, a company organized under the laws of Japan (such company, "Nippon Kendro" and such equity interests, the "Nippon Kendro Shares"); and

                  (vii) all of the outstanding equity interests of Kendro Laboratory Products (GP) Inc., a Delaware corporation (such company, "Kendro GP" and such equity interests, the "Kendro GP Shares").

         WHEREAS, SPX owns directly and indirectly through Kendro GP and Kendro GP II all of the outstanding partnership interests of Kendro Laboratory Products, L.P., a Delaware limited partnership (such company, "Kendro LP" and such partnership interests, the "Kendro LP Interests").

         WHEREAS, Kendro LP, together with MedCo, KeyCo, CryCo, Kendro GmbH, Kendro AG, Nippon Kendro and Kendro GP are collectively referred to as the "Sale Entities," the Sale Entities and their Subsidiaries are collectively referred to as the "Kendro Entities," and the businesses conducted by the Kendro Entities and by GSLE in respect of the GSLE Kendro Assets and Liabilities (as defined in Section 1.5(b)(vi)(G)) (which consist of the design, development, manufacturing, marketing, sale and servicing of laboratory equipment for sample preparation, processing and storage worldwide, including (i) furnaces (other than the Lindberg and Blue M furnaces), water baths, sterilizers, centrifuges, safety cabinets, freezers, refrigerators, incubators, compound storage, automated screening systems for protein crystallization and related accessories and services and (ii) certain services to the same markets, including validation services, repository services and field repair support) are collectively referred to as the "Kendro Business";

         WHEREAS, SPX owns directly and indirectly through Kendro LP all of the outstanding equity interests of Kendro Laboratory Products plc, a public limited company organized under the laws of the United Kingdom (such company, "Kendro plc" and such equity interests, the "Kendro plc Shares");

         WHEREAS, SPX owns indirectly through Kendro LP all of the outstanding equity interests of Kendro Laboratory Products (H.K.) Limited, a private company organized under the laws of Hong Kong (such company, "Kendro HK" and such equity interests, the "Kendro HK Shares");

         WHEREAS, GSLE owns the GSLE Kendro Assets and Liabilities; and

         WHEREAS, Purchaser desires to purchase from Seller and Kendro LP, and Seller and Kendro LP desire to sell to Purchaser, the Kendro plc Shares, the Kendro HK Shares, the MedCo Shares, the KeyCo Shares, the CryCo Shares, the Kendro GmbH Shares, the Kendro AG Shares, the Nippon Kendro Shares, the Kendro GP Shares and the Kendro LP Interests owned directly by Seller (collectively, the "Interests") and the GSLE Kendro Assets and Liabilities, upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Transactions
                                  ------------

                  1.1 Purchase and Sale. On the terms and subject to the conditions of this Agreement, at the Closing, (i) SPX and Kendro LP shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX and Kendro LP, all of the Kendro plc Shares; (ii) Kendro LP shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from Kendro LP, all of the Kendro HK Shares; (iii) SPX shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX, all of the MedCo Shares, the KeyCo Shares and the CryCo Shares; (iv) SPX and Kendro GP II shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX and Kendro GP II, all of the Kendro LP Interests owned directly by SPX and Kendro GP II; (v) SPX Europe shall sell, assign, transfer, convey and deliver to Thermo Germany, and Thermo Germany shall purchase from SPX Europe, all of the Kendro GmbH Shares; (vi) GS Ireland shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from GS Ireland, all of the Kendro AG Shares and the Nippon Kendro Shares; (vii) SPX shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX, all of the Kendro GP Shares; and (viii) GSLE shall assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from GSLE, the GSLE Kendro Assets, in each case free and clear of all liens, security interests and other encumbrances ("Encumbrances"). In furtherance of the foregoing, Thermo Germany and SPX Europe shall execute the power of attorney attached as Exhibit A hereto (the "Power of Attorney") concurrently with the execution of this Agreement and no later than ten business days after the execution and delivery of the Power of Attorney, each of Thermo Germany and SPX Europe shall through its duly appointed attorney-in-fact, in a jurisdiction reasonably acceptable to SPX and Thermo Germany, execute and deliver before an appropriate notary public (the "Notary Public") a notarial deed identical in all respects to the form of notarial deed attached as Exhibit B hereto (the "Notarial Deed"), which provides for the transfer of legal title to the Kendro GmbH Shares upon delivery of the Kendro GmbH Closing Condition Satisfaction Notice at the Closing.

                  1.2 Purchase Price. Purchaser shall pay in cash to Seller for the Interests and assets sold by Seller hereunder, an aggregate purchase price equal to the sum of (i) $833,500,000 (the "Purchase Amount") and
(ii) the aggregate amount of Closing Cash (as defined in Section 1.4) (the sum of (i) and (ii), as adjusted pursuant to Sections 1.3 and 1.4, the "Purchase Price"). The Purchase Price shall be allocated as set forth on Exhibit 1.2.

                  1.3 Adjustments to Purchase Price. The Purchase Price will be subject to adjustment as specified in Section 1.3(c):

                  (a) Closing Balance Sheet. (i) Attached hereto as Exhibit 1.3(i) is the pro forma unaudited combined balance sheet of the Kendro Business at October 31, 2004 (the "Reference Balance Sheet"), which reflects the Net Book Value (as defined in Section 1.3(c)(iii)) of the Kendro Business as of such date and a reconciliation of the Reference Balance Sheet to the October 31, 2004 balance sheet included in the Interim Statements attached as Schedule 2.10 of the Seller Disclosure Schedule. For the avoidance of any doubt, the Net Book Value at October 31, 2004 for the purposes of the Reference Balance Sheet is $162,156,000 (the "Reference Net Book Value") as set forth on Exhibit 1.3(i) in the line item titled "Net Book Value."

                        (ii) As promptly as practicable, but in any event within 60 business days following the Closing Date, Purchaser shall prepare and deliver to SPX a closing balance sheet of the Kendro Business as at the Effective Closing Date (the "Closing Balance Sheet"), which shall reflect the Net Book Value of the Kendro Business as at the Effective Closing Date.

Except as set forth in Exhibit 1.3, the Closing Balance Sheet shall be prepared in accordance with GAAP on a basis consistent with and using the same methods, procedures, assumptions and adjustments employed in the preparation of the Reference Balance Sheet. SPX and Purchaser shall conduct a joint physical inventory of the Kendro Business as of the Closing Date for use in the preparation of the Closing Balance Sheet. SPX and Purchaser shall pay the expenses of their respective accounting firms in connection with the joint physical inventory. In connection with Purchaser's preparation of the Closing Balance Sheet, SPX shall make available to Purchaser all records, work papers and personnel requested by Purchaser.

                  (b) Disputes. (i) The Closing Balance Sheet delivered by Purchaser to SPX shall be deemed to be and shall be final, binding and conclusive on the parties hereto unless SPX shall have notified Purchaser in writing of one or more disputed items, specifying for each item the amount thereof in dispute and setting forth, in reasonable detail, the nature of such dispute and the basis therefor, within 30 business days of Purchaser's delivery of the Closing Balance Sheet to SPX. In the event of such a dispute, SPX and Purchaser shall in good faith attempt to resolve any such dispute, and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the parties hereto. If the parties are unable to resolve any such dispute within 30 business days after notice is given by SPX to Purchaser pursuant to the first sentence of this paragraph (b), the parties shall submit the items remaining in dispute for resolution to the Independent Accountant. Promptly, but no later than 20 business days after the dispute is submitted to the Independent Accountant, the Independent Accountant shall determine, based solely on presentations by SPX and Purchaser, and not by independent review, only those issues remaining in dispute and shall render a written report as to the dispute and the resulting computation of the Closing Balance Sheet and the adjustment or adjustments provided for in Section 1.3(c), based on such Closing Balance Sheet, if any, which shall be final, binding and conclusive on the parties. In resolving any disputed item, the Independent Accountant shall be bound by the provisions of this Section 1.3 and may not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party. The fees, costs and expenses of the Independent Accountant shall be shared equally by the parties. Whether any dispute is resolved by agreement among the parties or by the Independent Accountant, changes to the Closing Balance Sheet shall be made hereunder only for items as to which SPX has taken exception as provided herein. SPX and Purchaser each shall make available to the other (upon the request of the other) their respective work papers generated in connection with the preparation or review of the Closing Balance Sheet. Any amounts payable pursuant to this Section 1.3 which are not in dispute shall be paid in accordance with paragraph (c) of this Section 1.3, notwithstanding that other amounts may remain in dispute.

                        (ii) As used in this Agreement, "Independent Accountant" means a partner or employee of KPMG LLP mutually acceptable to SPX and Purchaser who has not performed work for either SPX or Purchaser or their respective affiliates since January 1, 1998 and, if agreement cannot be reached within 10 business days following the expiration of the 30 business day period set forth in the third sentence of Section 1.3(b)(i), as shall be selected by the American Arbitration Association upon the request of either SPX or Purchaser.

                  (c) Purchase Price Adjustment. The Closing Balance Sheet shall be deemed final for the purposes of this Section 1.3(c) upon the earliest of (1) the failure of SPX to deliver to Purchaser a notice of dispute within 30 business days of Purchaser's delivery of the Closing Balance Sheet to SPX, (2) the resolution of all disputes, pursuant to Section 1.3(b), by SPX and Purchaser and (3) the resolution of all disputes, pursuant to Section 1.3(b), by the Independent Accountant. Within five business days of the Closing Balance Sheet being deemed final, the adjustment or adjustments of the Purchase Price shall be made as follows:

                        (i) in the event that the Net Book Value calculated with respect to the Closing Balance Sheet exceeds the Reference Net Book Value, then the Purchase Price shall be adjusted upward in an amount equal to such excess and Purchaser shall pay to SPX, on behalf of Seller, the amount of such excess as provided below; and

                        (ii) in the event that the Net Book Value calculated with respect to the Closing Balance Sheet is less than the Reference Net
Book Value, then the Purchase Price shall be adjusted downward in an amount equal to such deficiency and SPX, on behalf of Seller, shall pay to Purchaser the amount of such deficiency as provided below.

                        (iii) As used in this Agreement, "Net Book Value" shall mean the total assets of the Kendro Business less the total liabilities of the Kendro Business calculated in accordance with Exhibit 1.3 and this Section 1.3.

Such payments, in the case of payments to be made by SPX, shall be made, within five business days of the determination of any such adjustment or adjustments, to Purchaser by wire transfer in immediately available funds to an account or accounts designated by Purchaser, and, in the case of payments to be made by Purchaser, shall be made, within five business days of the determination of any such adjustment or adjustments, to SPX by wire transfer in immediately available funds to an account or accounts designated by SPX.

                  (d) Interest. Any payment required to be made by SPX or Purchaser pursuant to Section 1.3(c) shall bear interest at an annual rate equal to the average prime rate as published from time to time by JP Morgan Chase Bank from and including the Closing Date to, but not including, the date of such payment.

                  1.4. Closing Cash. (a) Not later than five (5) days prior to the Closing Date, SPX shall provide Purchaser with a good faith estimate of the Closing Cash (the lesser of such estimated amount and $26,000,000, the "Preliminary Closing Cash Amount"), together with documentation supporting such estimate. "Closing Cash" means the aggregate amount of cash and cash equivalents of the Kendro Entities (including the amount of any uncashed checks payable to any of the Kendro Entities) on hand as of the Effective Closing Date.

                  (b) As promptly as practicable, but in any event within ten
(10) business days following the Closing Date, Purchaser shall prepare and deliver to SPX a final calculation of the Closing Cash (such amount, the "Final Closing Cash Amount"), together with documentation supporting such calculation. The calculation of the Final Closing Cash Amount shall be deemed to be and shall be final, binding and conclusive on the parties hereto unless SPX shall have notified Purchaser in writing that it disputes such calculation, specifying the amount thereof in dispute and setting forth, in reasonable detail, the nature of such dispute and the basis therefor, within five (5) business days of Purchaser's delivery of the calculation of the Final Closing Cash

Amount to SPX. In the event of such a dispute,  SPX and Purchaser  shall in good faith attempt to resolve any such dispute, and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the parties hereto. If the parties are unable to resolve any such dispute within 20 days after notice is given by SPX to Purchaser pursuant to the preceding sentence, the dispute shall be submitted to the Independent Accountant, at the time any items remaining in dispute with respect to the Closing Balance Sheet are submitted to the Independent Accountant pursuant to Section 1.3(b). If there are no items in dispute with respect to the Closing Balance Sheet, then the dispute with respect to the calculation of the Final Closing Cash Amount shall be submitted to the Independent Accountant promptly following the date the Closing Balance Sheet is deemed final pursuant to Section 1.3(c). The provisions of
Section 1.3(b) relating to the submission to the Independent Accountant of items in dispute with respect to the Closing Balance Sheet shall be equally applicable to any dispute with respect to the calculation of the Final Closing Cash Amount, mutatis mutandis. Any amounts payable pursuant to this paragraph (b) which are not in dispute shall be paid in accordance with this paragraph (b), notwithstanding that other amounts may remain in dispute.

                  (c) Within five (5) business days of the date the calculation of the Final Closing Cash Amount is deemed final, (x) if the Final Closing
Cash Amount is greater than the Preliminary Closing Cash Amount, Purchaser shall pay such difference to SPX, and (y) if the Final Closing Cash Amount is less than the Preliminary Closing Cash Amount, SPX shall pay such difference to Purchaser, together with interest from and including the Closing Date to, but not including, the date of such payment, at the rate that appears, at 11:00 a.m. (London time) on the Closing Date, on Telerate Page 3750 (or such page as may replace such page on such service for the purpose of displaying such rate) for six-month U.S. Dollar deposits in Europe.

                  1.5. Closing. (a) The closing of the transactions contemplated hereby (the "Closing") shall be held at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, at 9:00 a.m., New York City time, on the third business day immediately following the day on which the last of the conditions set forth in Articles VII and VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) are satisfied or waived in accordance with this Agreement, or at such other place, time or date as Purchaser and Seller may agree (the "Closing Date"). The effective time of the Closing for accounting and other purposes (the "Effective Closing Date") (i) for the purchase of the Interests of any entity organized under the laws of any state of the United States shall be 12:01 a.m., New York City time, on the Closing Date, and (ii) for the purchase of the other Interests shall be 12:01 a.m., local time (based on the jurisdiction of organization), on the Closing Date.

                  (b)   At the Closing:

                        (i) SPX and Kendro LP shall deliver to Purchaser the share certificates representing the Kendro plc Shares, duly endorsed by SPX or Kendro LP, as applicable, for the transfer to Purchaser or accompanied by duly executed instruments of transfer, reasonably acceptable to Purchaser, in blank;

                        (ii) Kendro LP shall deliver to Purchaser the share certificates representing the Kendro HK Shares, duly endorsed by Kendro LP for the transfer to Purchaser or accompanied by duly executed instruments of transfer, reasonably acceptable to Purchaser, in blank;

                        (iii) Purchaser shall pay to SPX or Kendro LP, as appropriate, the portion of the Purchase Amount and Preliminary Closing
Cash Amount (the "Closing Payment") attributable to the Kendro plc Shares and the Kendro HK Shares being sold by such entity as set forth in Exhibit 1.2;

                        (iv) Immediately following receipt of the funds representing Kendro LP's portion of the Closing Payment to be paid pursuant to clause (iii) above, Kendro LP will distribute such funds to its partners and Kendro GP will distribute its portion of such funds to its stockholder(s);

                        (v) Immediately following the transactions described in clauses (i) through (iv) above:

                               (A)  Seller shall deliver to Purchaser the share
certificates representing the MedCo Shares, the KeyCo Shares and the CryCo Shares, duly endorsed by SPX for the transfer to Purchaser or accompanied by duly executed stock power, reasonably acceptable to Purchaser, in blank,

                               (B)  Seller shall deliver to Thermo Germany the
closing condition satisfaction notice attached as Exhibit C hereto (the "Kendro GmbH Closing Condition Satisfaction Notice"), duly executed by SPX Europe, which will acknowledge the satisfaction or, if applicable, waiver of any and all conditions precedent to the transfer of legal title to the Kendro GmbH Shares and which, if duly executed by SPX Europe and Thermo Germany and delivered by Thermo Germany to the Notary Public, will effect the transfer of legal title to the Kendro GmbH Shares,

                               (C)  Seller shall deliver to Purchaser the share
certificates representing the Kendro AG Shares, duly endorsed by GS Ireland for the transfer to Purchaser or accompanied by duly executed instruments of transfer, reasonably acceptable to Purchaser, in blank,

                               (D)  Seller shall deliver to Purchaser the share
certificates  representing  the Nippon Kendro  Shares,  duly endorsed by GS
Ireland  for  the  transfer  to  Purchaser  or   accompanied  by  duly  executed
instruments of transfer, reasonably acceptable to Purchaser, in blank,

                               (E)  Seller shall deliver to Purchaser
instruments of assignment, reasonably acceptable to Purchaser, transferring the Kendro LP Interests owned directly by SPX and by Kendro GP II to Purchaser, duly executed by SPX and Kendro GP II, respectively;

                               (F)  Seller shall deliver to Purchaser the share
certificates representing the Kendro GP Shares, duly endorsed by SPX for the transfer to Purchaser or accompanied by duly executed instruments of transfer, reasonably acceptable to Purchaser, in blank;

                               (G)  Seller shall assign, transfer, convey and
deliver to Purchaser all of the assets, properties and rights of GSLE set forth on Schedule 1.5(b)(v)(G) (the "GSLE Kendro Assets"), subject to the liabilities and obligations of GSLE set forth on Schedule 1.5(b)(v)(G) (the "GSLE Kendro Liabilities," and together with the GSLE Kendro Assets, the "GSLE Kendro Assets and Liabilities"), by executing and delivering a bill of sale and assignment and assumption agreement, reasonably acceptable to Purchaser (the "GSLE Bill of Sale"), providing for the assignment of all GSLE Kendro Assets and Liabilities from GSLE (or any successor pursuant to a merger, consolidation, liquidation or other reorganization) to Purchaser and Purchaser's acceptance and assumption of the GSLE Kendro Assets and Liabilities;

                        (vi) Purchaser shall (1) pay to SPX, Kendro GP II, SPX Europe, GS Ireland or GSLE, as appropriate, the portion of the Closing Payment attributable to the Interests (other than the Kendro plc Shares and the Kendro HK Shares) being sold by such person as set forth in Exhibit 1.2 and (2) accept and assume the GSLE Kendro Assets and Liabilities by executing and delivering the GSLE Bill of Sale; and

                        (vii) Payment of the entire Purchase Price shall be made in U.S. dollars, on the Closing Date by wire transfer of immediately available funds to an account or accounts of Seller at a bank or banks specified by SPX in writing at least three business days prior to the Closing.

                                   ARTICLE II

                    Representations and Warranties of Seller

                  Seller hereby represents and warrants to Purchaser, except as otherwise set forth in the disclosure schedule delivered by Seller to Purchaser concurrently herewith (the "Seller Disclosure Schedule"), which Seller Disclosure Schedule shall specifically identify the specific section or subsection, as applicable, to which each such exception relates; provided, however, that any information set forth in one section in the Seller Disclosure Schedule shall be deemed to apply to each other section or subsection thereof or hereof to which the applicability or appropriateness of such disclosure is apparent from a reading of the relevant section of the Seller Disclosure Schedule, as follows (references to any Kendro Entity or the Kendro Entities in this Article II and in Sections 4.1, 4.3 and 5.1 shall be deemed to include GSLE but only in respect of the GSLE Kendro Assets and Liabilities and the Kendro Business):

                  2.1. Organization and Good Standing. GSLE and each Kendro Entity is duly organized, validly existing, and in good standing (where applicable) under the laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease, and operate the properties and assets it currently owns or leases and to carry on its business as it is currently conducted and GSLE and each Kendro Entity is duly licensed or qualified to do business as a foreign entity and is in good standing in all jurisdictions in which the character of the properties and assets now owned or leased by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except, in each case, where the failure to be so organized, existing, qualified, licensed or in good standing, or to have such power and authority, would not, individually or in the aggregate, have a Material Adverse Effect. As used in this

Agreement, the term "Material Adverse Effect" means a material adverse effect on the business, properties, results of operations or financial condition of the Kendro Business, taken as a whole, but excluding any effect resulting from or relating to (i) general political or economic conditions, general financial and capital market conditions (including interest rates) or general effects on any of the industries in which the Kendro Business is engaged, or, in each case, any changes therein (including as a result of (x) an outbreak or escalation of hostilities involving the United States or any other country or the declaration by the United States or any other country of a national emergency or war, or (y) the occurrence of any other calamity or crisis (including any act of terrorism)) except to the extent that such change disproportionately adversely affects the Kendro Business, (ii) any changes in law, U.S. generally accepted accounting principles in effect as of the date hereof ("GAAP") or any authoritative interpretations thereof, (iii) the public announcement or the becoming public of the transactions contemplated by this Agreement, (iv) any action taken or failed to be taken by Seller or any of its affiliates or representatives at the request of Purchaser or that is required or contemplated by this Agreement, (v) a failure to meet Seller's internal or analysts' forecasts or projections (provided that this clause (v) shall not be construed as providing that circumstances or events giving rise to such failure do not constitute or contribute to a Material Adverse Effect) or (vi) any action taken by Purchaser or any of its affiliates or representatives.

                  2.2. Corporate Authority and Approval. Seller has all requisite power and authority to enter into, and perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder, and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all requisite corporate, partnership, limited liability company or similar action on the part of Seller. This Agreement has been duly executed and delivered by SPX, SPX Europe, Kendro GP II, GS Ireland and GSLE and (assuming the valid authorization, execution, and delivery of this Agreement by Purchaser) constitutes a valid and binding obligation of SPX, SPX Europe, Kendro GP II, GS Ireland and GSLE enforceable against SPX, SPX Europe, Kendro GP II, GS Ireland and GSLE in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  2.3. Capitalization. (a) The outstanding share capital of Kendro plc consists of (pound)300,000, represented by 300,000 registered shares, par value (pound)1 per share, which shares constitute the Kendro plc Shares. All of the issued and outstanding Kendro plc Shares have been, to the extent required, duly authorized and validly issued and are fully paid and nonassessable. SPX and Kendro LP are the record and beneficial owners of the Kendro plc Shares. Except for the Kendro plc Shares, there are no shares of capital stock or other equity securities of Kendro plc outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of Kendro plc or any subscriptions, warrants, options, rights or other arrangements obligating Kendro plc to issue or acquire any of its equity securities.

                  (b) The outstanding share capital of Kendro HK consists of HK$10,000.00, represented by two ordinary shares, par value HK$1.00 per share, which shares constitute the

Kendro HK Shares. All of the issued and outstanding Kendro HK Shares have been, to the extent required, duly authorized, validly issued and are fully paid and nonassessable. Kendro LP is the beneficial owner of the Kendro HK Shares. Except for the Kendro HK Shares, there are no shares of capital stock or other equity securities of Kendro HK outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of Kendro HK or any subscriptions, warrants, options, rights or other arrangements obligating Kendro HK to issue or acquire any of its equity securities.

                  (c) The authorized capital stock of MedCo consists of 100,000 shares of common stock, par value $0.01 per share, of which 100 shares, constituting the MedCo Shares, are issued and outstanding. All of the issued and outstanding MedCo Shares have been duly authorized, validly issued and are fully paid and nonassessable. SPX is the record and beneficial owner of the MedCo Shares. Except for the MedCo Shares, there are no shares of capital stock or other equity securities of MedCo outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of MedCo or any subscriptions, warrants, options, rights or other arrangements obligating MedCo to issue or acquire any of its equity securities.

                  (d) The authorized capital stock of KeyCo consists of 100 shares of common stock, no par value, of which 100 shares, constituting the KeyCo Shares, are issued and outstanding. All of the issued and outstanding KeyCo Shares have been duly authorized, validly issued and are fully paid and nonassessable. SPX is the record and beneficial owner of the KeyCo Shares. Except for the KeyCo Shares, there are no shares of capital stock or other equity securities of KeyCo outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of KeyCo or any subscriptions, warrants, options, rights or other arrangements obligating KeyCo to issue or acquire any of its equity securities.

                  (e) The authorized capital stock of CryCo consists of 100 shares of common stock, no par value, of which 100 shares, constituting the CryCo Shares, are issued and outstanding. All of the issued and outstanding CryCo Shares have been duly authorized, validly issued and are fully paid and nonassessable. SPX is the record and beneficial owner of the CryCo Shares. Except for the CryCo Shares, there are no shares of capital stock or other equity securities of CryCo outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of CryCo or any subscriptions, warrants, options, rights or other arrangements obligating CryCo to issue or acquire any of its equity securities.

                  (f) 98.8% of the Kendro LP Interests are owned of record and beneficially by SPX, 0.2% of the Kendro LP Interests are owned of record and beneficially by Kendro GP II, and 1.0% of the Kendro LP Interests are owned of record and beneficially by Kendro GP. Except for the Kendro LP Interests owned by SPX, Kendro GP II and Kendro GP, there are no partnership interests in Kendro LP outstanding and there are no rights outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any partnership interests in Kendro LP or any subscriptions, options, rights or other arrangements obligating Kendro LP to issue or acquire any of its partnership interests.

                  (g) The outstanding share capital of Kendro GmbH consists of one share with an aggregate nominal value of (euro)2,600,000, fully paid-in, and constituting the Kendro GmbH Shares. All of the issued and outstanding Kendro GmbH Shares have been, to the extent required, duly authorized, validly issued and are fully paid and nonassessable. SPX Europe is the record and beneficial owner of the Kendro GmbH Shares. Except for the Kendro GmbH Shares, there are no shares of capital stock or other equity securities of Kendro GmbH outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of Kendro GmbH or any subscriptions, warrants, options, rights or other arrangements obligating Kendro GmbH to issue or acquire any of its equity securities.

                  (h)   The outstanding share capital of Kendro AG consists of
CHF 200,000, represented by 200 registered shares, par value CHF 1,000 per share, which shares constitute the Kendro AG Shares. All of the issued and outstanding Kendro AG Shares have been, to the extent required, duly authorized, validly issued and are fully paid and nonassessable. GS Ireland is the record and beneficial owner of the Kendro AG Shares. Except for the Kendro AG Shares, there are no shares of capital stock or other equity securities of Kendro AG outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of Kendro AG or any subscriptions, warrants, options, rights or other arrangements obligating Kendro AG to issue or acquire any of its equity securities.

                  (i) The outstanding share capital of Nippon Kendro consists of JPY 10,000,000, represented by 200 shares, which shares constitute the Nippon Kendro Shares. All of the issued and outstanding Nippon Kendro Shares have been, to the extent required, duly authorized, validly issued and are fully paid and nonassessable. GS Ireland is the record and beneficial owner of the Nippon Kendro Shares. Except for the Nippon Kendro Shares, there are no shares of capital stock or other equity securities of Nippon Kendro outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of Nippon Kendro or any subscriptions, warrants, options, rights or other arrangements obligating Nippon Kendro to issue or acquire any of its equity securities.

                  (j) The authorized capital stock of Kendro GP consists of 1,000 shares of common stock, par value $0.01 per share, of which 100 shares, constituting the Kendro GP Shares, are issued and outstanding. All of the issued and outstanding Kendro GP Shares have been validly issued and are fully paid and nonassessable. SPX is the record and beneficial owner of the Kendro GP Shares. Except for the Kendro GP Shares, there are no shares of capital stock or other equity securities of Kendro GP outstanding and there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of Kendro GP or any subscriptions, warrants, options, rights or other arrangements obligating Kendro GP to issue or acquire any of its equity securities.

                  (k) Schedule 2.3(k) of the Seller Disclosure Schedule sets forth a true and complete list of each equity investment (including obligations that are convertible into equity securities) made by any Kendro Entity in any Person (including the percentage ownership as of the most recent practicable date for which such Kendro Entity has capitalization information for such entity and any management rights granted to such Kendro Entity) other than the Subsidiaries ("Other Interests"). The Other Interests are owned directly or indirectly by such Kendro Entity free and clear of all Encumbrances.

                  2.4 . The Interests. (a) Upon delivery to Purchaser at the Closing of certificates representing the Interests (other than the Kendro
LP Interests and the Kendro GmbH Shares), duly endorsed by SPX, GS Ireland or Kendro LP, as appropriate, for transfer to Purchaser or accompanied by duly executed stock powers or other instruments of transfer in blank, and upon the receipt by the appropriate person of the portion of the Purchase Price attributable thereto, legal and valid title to the Interests (other than the Kendro LP Interests and the Kendro GmbH Shares) will pass to Purchaser, free and clear of any Encumbrances, and Purchaser will become the record and beneficial owner of the Interests (other than the Kendro LP Interests and the Kendro GmbH Shares).

                  (b) Upon delivery to Purchaser at the Closing of an instrument of assignment executed by SPX and Kendro GP II transferring the Kendro LP Interests owned by them to Purchaser and upon the receipt by SPX and Kendro GP II of the portion of the Purchase Price attributable thereto, legal and valid title to the Kendro LP Interests (other than the Kendro LP Interests owned by Kendro GP, which will be acquired by Purchaser through its purchase of the Kendro GP Shares) will pass to Purchaser, free and clear of any Encumbrances.

                  (c) Upon delivery to Thermo Germany at the Closing of the Kendro GmbH Closing Condition Satisfaction Notice and effectiveness of the Notarial Deed and upon the receipt by SPX Europe of the portion of the Purchase Price attributable thereto, legal and valid title to the Kendro GmbH Shares will pass to Thermo Germany, free and clear of any Encumbrances.

                  2.5. Subsidiaries. A complete list of the Subsidiaries of each of the Sale Entities is set forth in Schedule 2.5 of the Seller Disclosure Schedule. Schedule 2.5 of the Seller Disclosure Schedule sets forth, with respect to each Subsidiary, the (i) entire authorized capital stock of each such Subsidiary, and (ii) total issued and outstanding capital stock of each such Subsidiary, including the record and beneficial holders thereof. Except as set forth in Schedule 2.5 of the Seller Disclosure Schedule, (i) none of the Sale Entities directly or indirectly owns any equity or similar interest in, or any interest convertible into, exchangeable for, or carrying the rights to acquire, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity, (ii) all the outstanding shares of capital stock of, or other ownership interests in, the Subsidiaries of the Sale Entities have been, to the extent required, duly authorized, validly issued and are fully paid and non-assessable, (iii) other than shares of capital stock or other equity securities held of record or beneficially by the Sale Entities or a wholly owned Subsidiary of any of them, there are no shares of capital stock or other equity securities of any of the Subsidiaries of the Sale Entities outstanding and (iv) there are no securities outstanding convertible into, exchangeable for or carrying the right to acquire, or any voting agreements with respect to, any equity securities of any of the Subsidiaries of the Sale Entities or any subscriptions, warrants, options, rights or other arrangements obligating any of the Subsidiaries of the Sale Entities to issue or acquire any of its equity securities. Sorvall, L.L.C., a Delaware limited liability company, Sorvall (U.K.) Limited, an English private limited company, Lab Impex Research Limited, an English private limited company, and Kendro

Laboratory Products Pty., Ltd, a private company organized under the laws of Australia, are inactive companies, do not conduct any business, are not engaged in any business activities and do not have any debts or obligations (other than obligations for franchise taxes not yet due and payable). The term "Subsidiaries," with respect to a person, shall mean any corporation or other form of legal entity of which more than 50% of the outstanding voting securities are on the date hereof directly or indirectly owned by such person.

                  2.6. Consents. Except as set forth in Schedule 2.6 of the Seller Disclosure Schedule, no consent, approval, waiver or authorization of, or exemption by, or filing with, any governmental authority (each, a "Governmental Consent") or of any third party to a Material Contract (each, a "Third Party Consent") is required in connection with the execution, delivery and performance by Seller of this Agreement or the taking by it of any other action contemplated hereby (excluding Governmental Consents, if any, which solely Purchaser is required to obtain or make, as to which no representations or warranties are made), except for such Governmental Consents or Third Party Consents which, if not obtained, would not, individually or in the aggregate, result in Purchaser or Seller becoming subject to a significant penalty.

                  2.7. No Conflicts. The execution and delivery of, and performance by Seller of its obligations under, this Agreement and the consummation by Seller of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, subject to obtaining any Governmental Consents referred to in Sections 2.6 and 3.3 or Third Party Consents referred to in Section 2.6, and except as set forth on Schedule 2.7 of the Seller Disclosure Schedule, (i) violate any provision of the organizational documents of Seller or any of the Kendro Entities, (ii) violate any material Order applicable to Seller or any of the Kendro Entities or (iii) conflict with or result in the breach of any material agreement reflecting obligations of Seller or any of the Kendro Entities, including without limitation, any Material Contracts.

                  2.8.  Compliance with Laws. Except as set forth on Schedule
2.8 of the Seller Disclosure Schedule, each of the Kendro Entities is in material compliance with all applicable federal, state, local and foreign laws, rules and regulations currently in effect, all of its governmental permits, licenses and authorizations ("Permits"), and all outstanding orders, rulings, judgments or decrees (collectively, "Orders") applicable to it. Except as set forth on Schedule 2.8 of the Seller Disclosure Schedule, the Kendro Entities have all material Permits necessary for the conduct of the Kendro Business as presently conducted.

                  2.9.  Environmental Matters. Except as set forth on Schedule
2.9 of the Seller Disclosure Schedule:

                  (a) The Kendro Entities are in compliance in all material respects with all applicable Environmental Laws (as defined in Section 2.9(k)).

                  (b) The Kendro Entities have or have applied for all Permits required under Environmental Laws for the operation of the Kendro Business as presently conducted (the "Environmental Permits"). Each of the Environmental Permits is in full force and effect, and there are no violations, and no investigations or proceedings pending, or, to Seller's knowledge, threatened, with respect to such Environmental Permits.

                  (c) (i) There are no pending or, to Seller's knowledge, threatened claims, complaints, investigations or proceedings with respect to any alleged failure by the Kendro Entities to comply with any Environmental Law and (ii) the Kendro Entities have not received any written notice of any pending Litigation, nor, to Seller's knowledge, are any such actions threatened, alleging violation or liability in connection with the conduct of the Kendro Business under any Environmental Laws. The aforementioned claims, complaints, investigations, proceedings and pending or threatened litigation are hereinafter referred to as "Environmental Claims."

                  (d) Since January 1, 2003, there has been no material release of a Hazardous Material (as defined in Section 2.9(k)) (i) by any of the Kendro Entities at, from, in, on or under any real property currently or formerly owned, operated, leased or used by a Kendro Entity (a "Site") during the period of such Site's ownership, operation, lease or use by a Kendro Entity or (ii) to Seller's knowledge, by any third party at, from, in or under any Site. To Seller's knowledge, no Hazardous Materials are present in or migrating through soil, surface water or groundwater at any Site, in each case, which requires investigation or remediation under Environmental Laws. The aforementioned releases of Hazardous Materials are hereinafter referred to as "Environmental Conditions."

                  (e) To Seller's knowledge, none of the Kendro Entities or any predecessor of the Kendro Entities has transported or arranged for the transportation, treatment, storage, handling, or disposal, of any Hazardous Material to any off-site location which is listed on the National Priorities List ("NPL") under CERCLA, listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 CFR ss. 300.5 or on any similar state or local list, or that is the subject of federal, state or local enforcement actions or other investigations that may lead to Environmental Claims.

                  (f) To Seller's knowledge, no government action has been taken or is in process that has required or would reasonably be expected to require any of the Kendro Entities to place any notice or restriction relating to the presence of Hazardous Materials at any Site in any deed to the real property on which such Site is located.

                  (g) None of the Kendro Entities has handled any Hazardous Materials in the conduct of its business or on any Site except in compliance in all material respects with applicable Environmental Laws.

                  (h) To Seller's knowledge, there are no active or abandoned underground storage tanks or surface impoundments for Hazardous Materials, polychlorinated biphenyl-containing equipment, asbestos, asbestos-containing material or ionizing and non-ionizing radiation source material at any Site.

                  (i) Since January 1, 2003, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or in the possession of, Seller or any of the Kendro Entities with respect to any Site. All material documentation of such investigations, studies, audits, tests, review or other analyses have been provided to Purchaser.

                  (j) Since January 1, 2003, no Kendro Entity has received a CERCLA 104(e) request for information as a "Potentially Responsible Party"
(PRP) under CERCLA.

                  (k) As used in this Agreement, the term (i) "Environmental Matters" refers to all liabilities and obligations arising from or related to Environmental Laws, Environmental Conditions or Environmental Claims, (ii) "Environmental Laws" means all applicable laws (including, but not limited to, CERCLA, the Resource Conservation and Recovery Act, the Clean Water Act and the common law), rules, regulations, Orders, and Permits relating to protection of public health or the environment, pollution control, or Hazardous Materials, as currently in effect, and the term "Hazardous Materials" means any materials containing any (i) "hazardous substance" as defined by CERCLA, (ii) petroleum, including crude oil or any fraction thereof, (iii) natural gas, natural gas liquids or synthetic gas usable for fuel, and (iv) asbestos, polychlorinated biphenyls or isomers of dioxin. Notwithstanding any other provision of this Agreement, this Section 2.9 contains the exclusive representations and warranties of Seller concerning Environmental Matters.

                  2.10. Financial Statements. Seller has delivered to Purchaser
(a) unaudited  combined balance sheets of the Kendro Business as at October
31, 2004, and unaudited combined statements of income and cash flow of the Kendro Business for the ten month period ended October 31, 2004 (collectively the "Interim Statements") and (b) unaudited combined balance sheets of the Kendro Business as at December 31, 2003, and unaudited combined statements of income and cash flow of the Kendro Business for the fiscal years ended December 31, 2003, including the notes thereto (which together with the Interim Statements are herein collectively referred to as the "Financial Statements"), a copy of each of which is attached as Schedule 2.10 to the Seller Disclosure Schedule. The Financial Statements present fairly in all material respects the combined financial position and combined results of operations and cash flow of the Kendro Business as at the respective dates indicated and for the respective periods then ended in conformity with GAAP consistently applied in the periods presented except (i) as set forth in the notes thereto and (ii) that in the case of the Interim Statements, such statements are subject to normal year end adjustments. The books and records of the Kendro Business are, in all material respects, (x) correct and complete and (y) maintained in accordance with good business practices and all applicable laws.

                  2.11. Absence of Certain Changes or Events. Since October 31, 2004 (except, since the date hereof, as permitted or contemplated by this Agreement or as set forth on Schedule 2.11 of the Seller Disclosure Schedule), the Kendro Entities have not (i) suffered any damage, destruction or casualty loss to their physical properties that, individually or in the aggregate, had a replacement value at the time of the incident of Three Hundred Thousand Dollars ($300,000) or more net of insurance coverage; (ii) incurred or discharged any obligation or liability or entered into or taken any other transaction except in the ordinary course of business and except for obligations, liabilities and transactions that would not, individually or in the aggregate, have a Material Adverse Effect; (iii) suffered any changes that, individually or in the aggregate, would have a Material Adverse Effect; (iv) increased the rate or terms of compensation payable or to become payable to any of their directors, officers or key employees, or increased the rate or terms of any bonus, pension or other employee benefit plan covering any of their directors, officers or key employees, except in each case for increases occurring in the ordinary course of business in accordance with their respective customary practices (including normal periodic performance reviews and related compensation and benefit increases) or as required by law, rule, regulation or any pre-existing Contract; (v) amended or modified the respective charter or bylaws of any Kendro Entity, except as required or appropriate in connection with the transactions contemplated by this Agreement; or (vi) prior to the date hereof entered into any new Material Contract.

                  2.12. Title to Assets. Except as set forth on Schedule 2.12 of the Seller Disclosure Schedule, each of the Kendro Entities has good title to or a valid leasehold in all of its material assets, in each case free and clear of all Encumbrances, except for (i) liens for Taxes, mechanic's, materialmen's, landlord's, warehousemen's, carriers' or other like liens arising or incurred in the ordinary course of business if the underlying obligations are not past due, not yet due or are being contested in good faith by appropriate proceedings; and (ii) such Encumbrances as do not materially detract from the value or impair the use of the property subject thereto or make such property unmarketable ("Permitted Liens"). As used in this Agreement in respect of Seller or the Kendro Entities, the term "material" means material to the business, properties, results of operations, or financial condition of the Kendro Business, taken as a whole.

                  2.13. Real Property.

                  (a) Owned Real Property. Schedule 2.13(a) lists all real property owned by the Kendro Entities. No other Person has the right to use or occupancy of any portion of any of such owned real properties.

                  (b) Leased Real Property. Schedule 2.13(b) lists all leases of real property under which any of the Kendro Entities is a tenant or subtenant (the "Real Property Leases"). Assuming that it is a legal, valid and binding obligation of the other party thereto, each of the foregoing Real Property Leases is a valid and binding obligation of Seller and/or one of the Kendro Entities and is enforceable against Seller and/or one of the Kendro Entities in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Neither Seller nor any of the Kendro Entities nor, to the knowledge of Seller, any other party is in breach of or default under in any material respect any Real Property Lease, and no event has occurred or conditions exist that with or without notice, lapse of time or the happening or occurrence of any other event would constitute a breach or default thereunder in any material respect by any of Seller or the Kendro Entities or, to Seller's knowledge, any other party or permit termination, modification or acceleration thereof, by any of the Kendro Entities or, to Seller's knowledge, any other party to the Real Property Lease.

                  (c) Facilities. Except for Permitted Liens, no Person other than the Kendro Entities has the right of use or occupancy of any portion of the real property  subject to the Real  Property  Leases  (collectively,  the
"Facilities").   There  is  no  material  Litigation  pending  or,  to  Seller's knowledge, threatened affecting or relating to the Facilities.

                  2.14. Patents, Trademarks, Etc. Schedule 2.14(a) of the Seller Disclosure Schedule sets forth a list, as of the date hereof, of all registered United States and foreign patents, trademarks, trade names, copyrights and applications therefor which are owned, primarily used or primarily held for use by any of the Kendro Entities (the "Intellectual Property Rights"). Schedule 2.14(b) of the Seller Disclosure Schedule sets forth all contracts and/or licenses whereby the Kendro Entities granted or received any Intellectual Property Right (other than (i) any agreement for generally available off-the-shelf commercial computer software with a value not greater than $5,000 and (ii) licenses granted by the Kendro Entities to their customers in the ordinary course of business for computer software (which the Kendro Entities had the right to license) embedded or bundled with products sold by the Kendro Entities). The Kendro Entities own or possess adequate licenses or other valid rights to use all Intellectual Property Rights except as disclosed in Schedule 2.14(c) of the Seller Disclosure
Schedule. Except as set forth on Schedule 2.14(d) of the Seller Disclosure Schedule, (x) to Seller's knowledge, no other Person has asserted ownership rights in any of the Intellectual Property Rights, (y) the conduct of the Kendro Business as now being conducted does not infringe any valid patents, trademarks, trade names or copyrights of any third party and (z) to Seller's knowledge, none of the Intellectual Property Rights is being infringed upon by any third party.

                  2.15. Material Contracts. Schedule 2.15 of the Seller Disclosure Schedule sets forth a list, as of the date hereof, of each contract or agreement to which Seller in respect of any of the Kendro Entities, or to which any of the Kendro Entities, is a party (each, a "Contract") that:

                  (a) provides for future payments thereunder reasonably expected to be more than $500,000 per year, including, without limitation, all such Contracts that are (i) Contracts for capital expenditures (including leases of personal property), (ii) distribution, dealer or sales agency
Contracts, and (iii) Contracts for the purchase or sale of any assets, but excluding sales orders or other Contracts for the sale of finished goods entered into in the ordinary course of business;

                  (b) restricts the kinds of businesses in which any of the Kendro Entities or any employee, director or officer thereof may engage or the geographical area in which any of the Kendro Entities may conduct its business;

                  (c) is an indenture, mortgage, loan agreement or other Contract for the borrowing or advancement of money or a line of credit;

                  (d) is a license (whether as licensor or licensee) or similar agreement permitting the use of any Intellectual Property Rights (other than (i) any agreement for generally available off-the-shelf commercial computer software with a value not greater than $5,000 and (ii) licenses granted by the Kendro Entities to their customers in the ordinary course of business for computer software (which the Kendro Entities had the right to license) embedded or bundled with products sold by the Kendro Entities);

                  (e) is a joint venture, partnership, development or similar agreement;

                  (f) is a contract relating to identification, investigation, cleanup, abatement, removal or other actions in connection with any liabilities arising under Environmental Laws requiring payments by Seller or the Kendro Entities in excess of $25,000 individually or $500,000 in the aggregate;

                  (g) is a contract under which any of the Kendro Entities is lessor of or permits any third Person to hold or operate any personal property or agreement under which any of the Kendro Entities is lessee providing for lease payments the remaining unpaid balance of which is in excess of $250,000;

                  (h) is a contract for the future purchase of fixed assets or the maintenance thereof or for the future purchase of materials, supplies or equipment, other than in the ordinary course of business, which involves payments to be made by any of the Kendro Entities in excess of $250,000;

                  (i) is a contract or other undertaking under which the consequences of a default or termination would have a Material Adverse Effect;

                  (j) is a contract requiring R&D expenditures by any of the Kendro Entities of more than $150,000;

                  (k) is a contract relating to or including any earnout, contingent payment or indemnity obligation entered into in connection with the acquisition or disposition of a business or product line by any Kendro Entity ("Acquisition Obligations");

                  (l)   is collective bargaining or labor union agreement;

                  (m) is an employment, consulting or severance agreement that provides for a base salary or base wages in excess of $100,000 per year;

                  (n) is a guarantee of an obligation of any person other than a Kendro Entity; or

                  (o) is not of the foregoing type and is material

                  (collectively, the "Material Contracts").

                  Each of the Material Contracts is a valid and binding obligation of Seller and/or one of the Kendro Entities and is enforceable against Seller and/or one of the Kendro Entities in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Except as set forth in Schedule 2.15 of the Seller Disclosure Schedule, neither Seller nor any of the Kendro Entities nor, to the knowledge of Seller, any other party is in breach of or default under in any material respect any Material Contract, and no event has occurred or conditions exist that with or without notice, lapse of time or the happening or occurrence of any other event would constitute a breach or default thereunder in any material respect by any of Seller or the Kendro Entities or, to Seller's knowledge, any other party or permit termination, modification or acceleration thereof, by any of the Kendro Entities or, to Seller's knowledge, any other party to the Material Contract.

                  2.16. Litigation. Except as set forth in Schedule 2.16 of the Seller Disclosure Schedule, there is no action or proceeding in any court or before any governmental authority ("Litigation") pending or, to Seller's knowledge, threatened against Seller in respect of the Kendro Business or against any of the Kendro Entities or that seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby. None of the Kendro Entities is subject to any outstanding Orders that, individually or in the aggregate, would have a Material Adverse Effect.

                  2.17. Insurance. Schedule 2.17 of the Seller Disclosure Schedule sets forth a list, as of the date hereof, of all casualty, general liability and other insurance maintained by Seller in respect of any of the Kendro Entities or by any of the Kendro Entities (the "Insurance Policies"). Each of the Insurance Policies is in full force and effect and no written notice has been received by Seller or any of the Kendro Entities from any insurance carrier purporting to cancel coverage under any of the Insurance Policies. There are no pending claims against the Insurance Policies with respect to the Kendro Entities as to which the insurers have denied liability. Seller and/or the Kendro Entities, as applicable, have made timely premium payments with respect to all of the material Insurance Policies.

                  2.18. U.S. Employee Benefit Plans. (a) Schedule 2.18(a) of the Seller Disclosure Schedule sets forth a list, as of the date hereof, of all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all other material employee benefits, arrangements and policies (other than individual employment, consulting or similar Contracts) primarily subject to the laws of the United States or any state thereof that are maintained or contributed to by Seller or any of the Kendro Entities for the benefit of the current or former employees of Seller or any of the Kendro Entities whose employment primarily relates to any of the Kendro Entities (the "Kendro Benefit Plans"), other than those mandated by statute.

                  (b) Seller has made available to Purchaser (i) true and complete copies of all Kendro Benefit Plans; (ii) the most recent annual actuarial evaluation, if any, prepared for each Kendro Benefit Plan; (iii) the most recent annual report (series 5500), if any, required under ERISA with respect to each Kendro Benefit Plan; (iv) the most recent determination letter received from the Internal Revenue Service, if any, for each Kendro Benefit Plan; and (v) the most recent Summary Plan Description, if any, required under ERISA with respect to each Kendro Benefit Plan.

                  (c) With respect to each Kendro Benefit Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is maintained by Seller or any of the Kendro Entities for any of their employees, (x) Seller or the Kendro Entity has obtained a favorable determination letter from the Internal Revenue Service, (y) such plan has been operated in compliance with ERISA and in accordance with the provisions of, and the rules and regulations covering, such plan except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect, and (z) Seller and the Kendro Entities have not, and to Seller's knowledge no other person has, engaged in a transaction prohibited by
Section 4975 of the Code or Section 406 of ERISA that would, individually or in the aggregate, have a Material Adverse Effect.

                  (d) Each Group Benefit Plan that is subject to Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code has been maintained in compliance with the minimum funding standards of ERISA and the Code. For the purposes of this Agreement, the term "Group Benefit Plan" shall mean any employee benefit plan (within the meaning of Section 3(3) of ERISA) maintained or contributed to by any ERISA Affiliate or any Kendro Benefit Plan. For purposes of this Agreement, the term "ERISA Affiliate" shall mean any entity which is, or at any applicable time was, a member of (i) a controlled group of corporations (as defined in Section 414(b) of the Code), (ii) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (iii) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included any Kendro Entity.

                  (e) No reportable event, within the meaning of Section 4043 of ERISA, has occurred with respect to any Group Benefit Plan which is subject to Title IV of ERISA, other than reportable events with respect to which notice has been waived by the Pension Benefit Guaranty Corporation or that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (f) No liability under Title IV of ERISA (including plan termination liabilities and withdrawal liabilities with respect to any Multiemployer Plan) has been incurred or is reasonably likely to be incurred, in each case which would result in any liability to a Kendro Entity.

                  (g) Except as disclosed in Schedule 2.18(g) of the Seller Disclosure Schedule, the execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Kendro Benefit Plan, or agreement or other obligation of Seller or any Kendro Entity that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

                  2.19. Non-U.S. Employee Benefit Plans. Schedule 2.19 of the Seller Disclosure Schedule sets forth a list, as of the date hereof, of all employee benefit plans and other employee benefits, arrangements and policies (other than individual employment, consulting or similar Contracts) primarily subject to non-US laws that are maintained or contributed to by Seller or any of the Kendro Entities for the benefit of current or former employees of Seller or any of the Kendro Entities whose employment primarily relates to any of the Kendro Entities (collectively, "Non-US Kendro Benefit Plans"), other than those mandated by statute and those plans where the aggregate obligations are de minimis. Each Non-US Kendro Benefit Plan has been established, maintained, funded (if required), and administered in all material respects in accordance with its terms. Each Non-US Kendro Benefit Plan is in compliance in all material respects with the requirements of the laws of the jurisdictions governing such plans (including laws relating to funding requirements). There are no proceedings pending or, to Seller's knowledge, threatened (other than routine claims for benefits) with respect to any Non-US Kendro Benefit Plan or with respect to the assets of any Non-US Kendro Benefit Plan which would reasonably be expected to result in a material liability to Seller or any Kendro Entity. Neither Seller nor any Kendro Entity has received written notice of any inquiries, investigations, audits or proceedings, pending or threatened, by any governmental authority with respect to any Non-US Kendro Benefit Plan or any related trust.

                  2.20. Current Employees.

                  (a)   Set forth on Schedule 2.20 of the Seller Disclosure
Schedule  is a true  and  complete  list  of all  employees  of the  Kendro
Entities as of the date hereof whose base salary or base wages exceeds US $100,000 or equivalent amount in applicable non-U.S. currency (the "Current Employees"), together with their respective names, positions, rates of pay, most recent bonus paid, identity of employer and dates of hire. Except as would not, individually or in the aggregate, result in any material liability to any Kendro Entity, no written request for any change to such rate of pay required to be honored by any of the Kendro Entities has been received by any of the Kendro Entities. For each Current Employee on a leave of absence (other than vacation),
Schedule 2.20 indicates the nature of the leave of absence and (to the extent known) the employee's anticipated date of return to active employment.

                  (b) The consummation of the transactions contemplated by this Agreement will not result in any liability to any Kendro Entity for severance payments or other severance-related benefits with respect to any Shared Employee who remains an employee of Seller rather than of the Kendro Entities immediately following the Closing. Except as set forth on Schedule 2.20 of the Seller Disclosure Schedule, there are no Shared Employees. "Shared Employee" means (i) an employee of Seller who also provides services to any of the Kendro Entities in the course of his duties as such employee or (ii) an employee of any Kendro Entity who also provides services to Seller in the course of his duties as such employee.

                  2.21. Labor Matters.

                  (a) Except as set forth on Schedule 2.21 of the Seller Disclosure Schedule, neither Seller nor any Kendro Entity is a party to or bound by any collective bargaining agreement or other contract, agreement or arrangement with any trade union or other similar body or organization representing any employees of any Kendro Entity. Since January 1, 2003, no Kendro Entity has received notice of any petition filed or proceeding instituted by an employee or group of employees of any Kendro Entity with the National Labor Relations Board seeking recognition of a bargaining representative, nor, to Seller's knowledge, is any such petition or proceeding threatened.

                  (b) Since January 1, 2003, there has been no claim that a Kendro Entity has committed any material unfair labor practice. To Seller's knowledge, no organizational effort is currently being made or threatened by or on behalf of any labor union with respect to employees of any Kendro Entity. Since January 1, 2003, there has been no (i) labor strike or stoppage nor, to Seller's knowledge, is any such labor strike or stoppage threatened against any Kendro Entity or (ii) to Seller's knowledge, actual or threatened labor slowdown against any Kendro Entity.

                  (c) Each Kendro Entity is in compliance in all material respects with all Laws governing or relating to employment, employment
practices,   termination,   immigration,   compensation,   benefits,  terms  and
conditions  of  employment  and wages and hours,  in each case,
with  respect  to  employees,   including  without  limitation  the  Worker
Adjustment and Retraining Notification Act and all comparable provisions of state labor codes.

                  (d) Except as set forth on Schedule 2.21 of the Seller Disclosure Schedule, there are no pending or, to Seller's knowledge, threatened claims or actions against any Kendro Entity under any worker's compensation policy or long-term disability policy other than claims for benefits under such policies made in the ordinary course of business.

                  (e) No Kendro Entity is liable for any material payment to any trust or other fund or to any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business).

                  (f) No citation has been issued by the Occupational Safety and Health Administration ("OSHA") within the last twenty-four (24) months against any Kendro Entity and no notice of contest, claim, complaint, charge, investigation or other administrative enforcement proceeding involving any Kendro Entity has been filed or is pending or, to Seller's knowledge, is threatened against any Kendro Entity under OSHA or any other law relating to occupational safety and health.

                  (g) Schedule 2.21(g) of the Seller Disclosure Schedule sets forth those jurisdictions in which employees of any Kendro Entity are covered by works councils or other similar bodies, along with the name of each such works council or other body. Any notices required by reason of the sale of the Kendro Business to be given to any such works councils or other bodies prior to the execution of this Agreement have been given. There is no other obligation of Seller or any Kendro Entity at or prior to the Closing with respect to any such works council or other body in connection with the sale of the Kendro Business.

                  2.22. Taxes. All material federal, state, local and foreign
Tax Returns required to be filed by Seller in respect of the Kendro Entities or by any of the Kendro Entities have been filed in a timely manner (taking into account all timely requested extensions of due dates), and Seller and each of the Kendro Entities have paid, or established adequate reserves in accordance with GAAP for, all Taxes required to be paid except as would not, individually or in the aggregate, have a Material Adverse Effect. No deficiencies for any federal, state, local or foreign Taxes have been asserted or assessed in writing against Seller in respect of the Kendro Entities or against any of the Kendro Entities (including under Treas. Reg. ss. 1.1502-6 (or any analogous or similar state, local, or foreign law)) that remain unpaid and there is no action, suit, Tax authority proceeding, or audit with respect to any Tax now in progress, pending in writing, or, to the knowledge of Seller, threatened against or with respect to any Kendro Entity. No waivers of statutes of limitation are in effect in respect of United States federal, state and local Income Taxes for any of the Kendro Entities, and there is no outstanding extension of the time for filing any United States federal, state or local Income Tax Return of any Kendro Entity. The Kendro Entities have timely withheld and paid all Taxes that were required to have been withheld and paid by them in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other person. No Kendro Entity will be required, as a result of a change in method of accounting for any period ending on or before or including the Closing Date, to include any adjustment under Section 481(c) of the Code (or any similar or corresponding provision under any other Income Tax law) in taxable income for any period ending after the Closing Date. No Kendro Entity will be required to include any item of income in taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law), offer in compromise or other agreement with any Tax authority executed on or prior to the Closing Date. No Kendro Entity is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments, that will not be deductible under Code Sections 162(m) or 280G. No Kendro Entity is a party to or bound by any Tax sharing or allocation agreement that will not be terminated as to that Kendro Entity on or before the Closing Date. No Kendro Entity has been a "distributing corporation" or a "controlled corporation" in connection with a distribution intended or purported to be governed by Section 355 of the Code in the two (2) year period prior to the date of this Agreement or in a distribution that would otherwise constitute part of a plan or a series of related transactions within the meaning of Section 355(e) of the Code that includes the transactions contemplated in this Agreement. There are no outstanding rulings of, or requests for rulings by, any Tax authority addressed to a Kendro Entity that are, or if issued would be, binding on any Kendro Entity that would cause an increase in any Tax liability of any of the Kendro Entities for any Tax Period (or portion thereof) beginning after the Closing Date.

                  2.23. Undisclosed Liabilities. The Kendro Business does not have any liabilities of any nature that would be required by GAAP to be reflected on a balance sheet or in the notes thereto of the Kendro Business, other than (i) liabilities that are reflected in the Financial Statements; (ii) liabilities disclosed or referred to in Schedule 2.23 of the Seller Disclosure Schedule; and (iii) liabilities arising since October 31, 2004 in the ordinary course of business and consistent with past practice.

                  2.24. Sufficiency of Assets. Except as set forth on Schedule
2.24 of the Seller Disclosure Schedule, the assets of the Kendro Entities include all of the assets and properties that are necessary to conduct the Kendro Business as it is currently conducted. The Kendro Entities constitute all of the entities owned or controlled directly or indirectly by SPX that conduct the Kendro Business. All tangible assets of the Kendro Business (other than any asset the replacement cost of which would be less than $150,000 and which is not of material importance to the respective operations of the Kendro Business) are
(i) in good working order and condition, ordinary wear and tear excepted, (ii) have been reasonably maintained, (iii) are suitable for the uses for which they are being utilized in the Kendro Business, (iv) do not require more than regularly scheduled maintenance in the ordinary course consistent with the established maintenance policies of the Kendro Business, as applicable, in order to keep them in good operating condition, and (v) comply in all material respects with all requirements under any laws and any licenses which govern the use and operation thereof.

                  2.25. Fees. Except for the fees payable to Goldman, Sachs & Co., which are the responsibility of Seller, neither Seller nor any of the Kendro Entities has paid or become obligated (nor have they created any liability or obligation on the part of Purchaser) to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated hereby.

                  2.26. Affiliate Transactions. Except as set forth on Schedule
2.26 of the Seller Disclosure Schedule, there are no contracts or arrangements pursuant to which any goods, services, materials or supplies are provided (i) by any Kendro Entity, on the one hand, to SPX or any affiliate of SPX (other than any Kendro Entity) on the other hand or (ii) by SPX or any affiliate of SPX (other than any Kendro Entity) on the one hand to any Kendro Entity on the other hand.

                  2.27. Substantial Customers and Suppliers. Schedule 2.27(a) of the Seller Disclosure Schedule lists the 10 largest customers of the Kendro Business, taken as a whole, on the basis of revenues for goods sold or services provided for the year ended December 31, 2003 and for the ten months ended October 31, 2004. Schedule 2.27(b) of the Seller Disclosure Schedule lists the 10 largest suppliers of the Kendro Business, taken as a whole, on the basis of cost of goods or services purchased for the year ended December 31, 2003 and for the ten months ended October 31, 2004. Schedule 2.27(c) of the Seller Disclosure Schedule lists the three largest customers and suppliers of the Kendro Business (on the basis described in the first two sentences) for each of the following businesses acquired during 2004: DataCentric Automation, H+P Labortechnik and Medical Air Technology. None of the customers or suppliers listed on Schedule
2.27 of the Seller Disclosure Schedule has indicated that it will limit or alter in any material respect or terminate its business relationship with the Kendro Business as a result of the transactions contemplated by this Agreement.

                  2.28. FDA Regulation. (a) Since January 1, 2003, the Kendro Entities have been in compliance in all material respects with all applicable provisions of the Federal Food, Drug and Cosmetic Act 21 U.S.C. 301 et seq. ("FFDCA"), the Public Health Service Act and all applicable implementing U.S. Food and Drug Administration ("FDA") rules, regulations and policies, and all corresponding applicable foreign, state and local laws, rules and regulations relative to the conduct or operation of the Kendro Business, the products manufactured or sold by any of the Kendro Entities (the "Products") or the ownership or use of any of their assets or properties (including, without limitation, the good manufacturing practice requirements under the Quality System Regulation, 21 C.F.R. 820, and the electronic records and the electronic signatures regulation at C.F.R. Part 11). Since January 1, 2003, none of the Products is or has been adulterated or misbranded as defined under FFDCA. Since January 1, 2003, no Kendro Entity has received any written notification from the FDA or any other applicable governmental authority indicating that any of the Products is misbranded or adulterated. Since January 1, 2003, none of the employees, agents or independent contractors of the Kendro Entities has been disbarred, subject to disbarment under 21 U.S.C. 335, or otherwise disqualified or suspended from performing services or otherwise subject to any restrictions or sanctions by the FDA or any other governmental authority or professional body.

                  (b) Since January 1, 2003, no Kendro Entity has received any written notice of, and Seller has no knowledge that any Kendro Entity is subject to, any written adverse inspection, finding of deficiency, finding of non-compliance, regulatory or warning letter, safety alert, mandatory or voluntary recall or any investigation, penalty for corrective or remedial action or other compliance or enforcement action, in each case by or from a governmental authority relating to the Products or to the facilities in which such Products are or were developed, manufactured, assembled, packaged or handled. Since January 1, 2003, no Kendro

Entity has received any written report of an adverse event pertaining to the Products that have resulted in, or are reasonably likely to result in, a lawsuit against any of the Kendro Entities.

                  2.29. Certain Payments; Export Law Compliance. None of the Kendro Entities nor any of their respective directors, officers, agents or employees or any other Persons acting for or on behalf of the Kendro Entities, has, since January 1, 2003, directly or indirectly made payments in material violation of any law, including, without limitation, the making of any unlawful payment, contribution, bribe or kickback to any person affiliated with any political party or government. Since January 1, 2003, none of the Kendro Entities has violated in any material respect any law concerning the export or re-export of any products or services or the prohibited boycott of any country.

                  2.30. Product Warranties. The standard product warranty of each of the Kendro Entities (other than warranties under applicable law) as of the date of this Agreement is described on Schedule 2.30 of the Seller Disclosure Schedule.

                  2.31. Internal Controls.

                  (a) Since January 1, 2002, to Seller's knowledge, neither Seller nor any Kendro Entity, nor, any director, officer, employee, auditor, accountant or representative of Seller or any Kendro Entity has received or otherwise had or obtained any written complaint, allegation, assertion or claim (or oral complaint that is subsequently summarized or reduced to writing), regarding the accounting or auditing practices, procedures, methodologies or methods of any Kendro Entity or any of their respective internal controls over financial reporting, including any complaint, allegation, assertion or claim that any Kendro Entity has engaged in questionable accounting or auditing practices. Since January 1, 2002, no attorney representing Seller or any Kendro Entity, whether or not employed by Seller or any Kendro Entity, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by any Kendro Entity or any of their respective officers, directors, employees or agents for their actions taken primarily in respect of the Kendro Business to the Board of Directors of Seller or any Kendro Entity or any respective committee thereof or to any director or officer of Seller or any Kendro Entity.

                  (b) The Kendro Entities (taken as a whole) have in place an effective process to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles including those policies and procedures that (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Kendro Entities (taken as a whole); (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Kendro Entities (taken as a whole) are being made only in accordance with the authorizations of management; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets the Kendro Entities (taken as a whole) that could have a material effect on the financial statements of the Kendro Entities (taken as a whole). During the periods covered by the Financial Statements, (A) there have been no changes in the internal control over financial reporting for any Kendro Entity that have materially affected, or are reasonably likely to materially affect, such Kendro
Entity's internal control over financial reporting; and (B) all significant deficiencies and material weaknesses of which Seller has knowledge as of the date hereof in the design or operation of internal control over financial reporting for any Kendro Entity have been reported to the Board of Directors of such entity and such entity's external auditors, and any such reports are identified in Schedule 2.31 of the Seller Disclosure Schedule. To Seller's knowledge, there have been no instances of fraud, whether or not material, that occurred during any period covered by the Financial Statements involving the management of any Kendro Entity or their respective employees who have a significant role in the internal control over financial reporting.

                  (c)   To Seller's knowledge, since January 1, 2002, no
director, officer, employee or representative of Seller or any Kendro Entity has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime, or the violation or possible violation, by Seller or any Kendro Entity, or any of their respective officers or directors, of any law, with respect to any Kendro Entity. Since January 1, 2002, neither Seller nor any Kendro Entity nor, to Seller's knowledge, any of their respective officers, employees, contractors, subcontractors or agents, has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of any Kendro Entity in the terms and conditions of employment because of any lawful act of such employee described in 18 U.S.C. Section 1514A(a).

                  2.32. Disclaimer. Neither Seller nor any of its affiliates, representatives or advisors has made, or shall be deemed to have made, to Purchaser any representation or warranty other than those expressly made by Seller in Sections 2.1 through 2.31 hereof. In any event, no representation or warranty has been made or is being made herein to Purchaser (i) as to merchantability, suitability or fitness for a particular purpose, or quality, with respect to any of the tangible assets being so transferred, or as to the condition or workmanship thereof or the absence of any defects therein, whether latent or patent (or any other representation or warranty referred to in section 2-312 of the uniform commercial code of any applicable jurisdiction), (ii) with respect to any projections, estimates or budgets delivered to or made available to Purchaser, or (iii) with respect to any other information or documents made available to Purchaser except, in the case of clauses (i) and (iii) only, as expressly covered by a representation or warranty contained in Sections 2.1 through 2.31 hereof.

                                  ARTICLE III

                   Representations and Warranties of Purchaser

     Purchaser hereby represents and warrants to Seller as follows:

                  3.1. Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate or similar power and authority to own, lease, and operate the properties and assets it currently owns or leases and to carry on its business as such business is currently conducted. Purchaser is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the properties and assets now owned or leased by it or the nature of the business now conducted by it requires it to be so licensed or qualified, except where the failure so to be so licensed, qualified or in good standing would not, individually or in the aggregate, materially hinder, impair or delay the consummation of the transactions contemplated hereby (a "Purchaser Material Adverse Effect").

                  3.2 . Corporate Authority and Approval. Purchaser has all requisite corporate or similar power and authority to enter into, and perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder, and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and (assuming the valid authorization, execution, and delivery of this Agreement by Seller) constitutes a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  3.3.  Consents. Except as set forth in items 1 and 2 of
Schedule 2.6 of the Seller Disclosure Schedule, no Governmental Consent is required in connection with the execution, delivery and performance by Purchaser of this Agreement or the taking by it of any other action contemplated hereby (excluding Governmental Consents, if any, which Seller or any of the Kendro Entities is required to obtain or make, as to which no representations or warranties are made), except for Governmental Consents which, if not obtained, would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.

                  3.4. No Conflicts. The execution and delivery of, and performance by Purchaser of its obligations under, this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, subject to obtaining any Governmental Consents referred to in Sections 2.6 and 3.3, (i) violate any provision of its charter or bylaws, (ii) violate any Order applicable to Purchaser, or (iii) conflict with or result in the breach of any agreement reflecting obligations of Purchaser, except in the case of clauses
(ii) or (iii) for violations, conflicts or breaches that would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.

                  3.5. Funds Available. Purchaser will have on the Closing Date, sufficient funds to enable it to pay the Purchase Price and otherwise to consummate the transactions contemplated by this Agreement.

                  3.6. Litigation. There is no Litigation pending or, to Purchaser's knowledge, threatened against Purchaser (i) with respect to which there is a reasonable likelihood of a determination that, individually or in the aggregate, would have a Purchaser Material Adverse Effect or (ii) that seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

                  3.7. Fees. Purchaser has no liability or obligation to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated hereby for which Seller could become liable or obligated.

                  3.8. Purchase for Investment. Purchaser will be acquiring the Interests solely for its own account for investment and not with a view to the distribution thereof. Purchaser is an "Accredited Investor" within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended.

                                   ARTICLE IV

                               Covenants of Seller

     Seller hereby covenants and agrees with Purchaser as follows:

                  4.1.  Conduct of Business.

                  (a) Except as set forth on Schedule 4.1 or as may be otherwise contemplated by this Agreement or required by any of the documents listed in the Seller Disclosure Schedule and except as Purchaser may otherwise consent to in writing (which consent shall not be unreasonably withheld or delayed), from the date hereof and prior to the Closing, Seller shall (in respect of the Kendro Business), and shall cause each of the Kendro Entities to,

                  (i)   conduct the Kendro Business only in the ordinary course;

                  (ii) maintain the properties, machinery and equipment of the Kendro Entities in sufficient operating condition and repair to enable it to conduct the Kendro Business in all material respects in the manner in which it is currently conducted, except for maintenance or repair required by reason of fire, flood, earthquake or other acts of God;

                 (iii ) continue all material Insurance Policies in full force and effect (or obtain replacement Insurance Policies with substantially the same coverage); (iv) not issue any capital stock or other equity interest, or any options, warrants or other rights of any kind to purchase any capital stock or other equity interest, in any of the Kendro Entities;

                  (v)   not increase the rate or terms of compensation payable
or to become payable by it to any of the  directors,  officers or employees of the Kendro Business, and not increase the rate or terms of any bonus, pension or other employee benefit plan covering any of the directors, officers or employees of the Kendro Business, except in each case increases occurring in the ordinary course of business in accordance with its customary practices (including normal periodic performance reviews and related compensation and benefit increases) or as required by law, rule or regulation or by any pre-existing Contract set forth in Schedule 2.15, 2.18(a) or 2.19 of the Seller Disclosure Schedule;

                  (vi) use its reasonable efforts to preserve its relationships with the material lenders, suppliers, customers, licensors and licensees of the Kendro Business and others having material business dealings with it such that the Kendro Business shall not be materially impaired;

                  (vii) not make or change any election in respect of Taxes (other than in accordance with past practice), or adopt or request permission of any Tax authority to change any accounting method in respect of Taxes, or settle any claim or assessment in respect of Taxes, in each case to the extent such election, change or settlement would affect the Tax liabilities of Purchaser and its Subsidiaries (including the Kendro Entities) after the Closing Date;

                  (viii) not factor any accounts receivable of the Kendro Business;

                  (ix) not adopt any new employee benefit plan covering employees of the Kendro Business, except as required by law, rule or regulation or by any pre-existing Contract set forth in Schedule 2.15, 2.18(a) or 2.19 of the Seller Disclosure Schedule;

                  (x) not (A) sell, lease, license or dispose of any real property owned by any Kendro Entity or (B) in the case of any Kendro Entity, acquire any real property, amend in any material respect any Real Property Lease or enter into any lease for any real property (other than leases for sales offices of less than 2,000 square feet with a term of less than one
(1) year);

                  (xi) not mortgage or pledge any property or assets of any Kendro Entity or subject any such property or assets to any Encumbrance (other than Permitted Liens and other than mortgages, pledges or Encumbrances that are terminated at or prior to the Closing);

                  (xii) not (A) terminate prior to its stated term any Material Contract or any Contract entered into after the date hereof that, if entered into prior to the date hereof, would be a Material Contract (a "New Material Contract"), (B) make any material amendment to or waive any material right under any Material Contract or any New Material Contract, other than in the ordinary course of business in order to preserve its relationship with a party having material business dealings with the Kendro Business, or (C) take or omit to take any action that would constitute a material violation of or default under any Material Contract or any New Material Contract;

                  (xiii) not (A) settle any Litigation relating to or respecting any Kendro Entity or the Kendro Business, other than a settlement that solely involves the payment of money by any Kendro Entity, or (B) commence or institute any Litigation relating to or respecting a Kendro Entity or the Kendro Business (other than, in the case of clause (B), in connection with Litigation set forth on Schedule 2.16 of the Seller Disclosure Schedule and other than collection actions in the ordinary course of business consistent with past practice);

                  (xiv) not collect, or accelerate the collection of, any accounts receivable of the Kendro Business in a manner that is outside the ordinary course of business or not consistent with past practice;

                  (xv) not agree to any product warranty that differs in any material respect from the comparable standard product warranty of such Kendro Entity as in effect on the date hereof, except in the ordinary course of business consistent with past practice (including for competitive considerations) or as required by law, rule or regulation;

                  (xvi) not acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets or any capital stock or other equity interest of, or by any other manner, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof or (B) any assets that are material, in the aggregate, to the Kendro Business, except purchases of inventory, raw materials, supplies and components in the ordinary course of business;

                  (xvii) not sell, lease, license or otherwise dispose of any of the properties or assets of any of the Kendro Entities, except in the ordinary course of business consistent with past practice;

                  (xviii) whether or not in the ordinary course of business, not sell, lease, license or otherwise dispose of any assets material to the Kendro Business (including without limitation the capital stock or other equity interest of any of the Subsidiaries, but excluding the sale or non-exclusive license of products in the ordinary course of business);

                  (xix) not make any loans, advances (other than routine advances to employees of the Kendro Entities in the ordinary course of business) or capital contributions to, or investment in, any Person, other than the Kendro Entities and other than loans or advances of cash to Seller or any of its affiliates pursuant to their cash management procedures which will be repaid in full or cancelled at or prior to the Closing;

                  (xx) not make any capital expenditures with respect to property, plant or equipment in excess of $500,000 in the aggregate for all of the Kendro Business, other than pursuant to the capital expenditures budget set forth on Schedule 4.1(a)(xx);

                  (xxi) not take any action that would result in a restructuring charge under GAAP;

                  (xxii) not enter into any of the following:

                        (A) any Contract that provides for future payments reasonably expected to be in excess of $500,000 per year (provided that this clause (A) shall not restrict Seller or a Kendro Entity from entering into any Contract which Seller or any of the Kendro Entities is expressly permitted, without the need to obtain Purchaser's consent, to enter into pursuant to another clause of this Section 4.1(a));

                        (B) any distribution, dealer or sales agency Contract that involve payments that are reasonably expected to be in excess of $500,000 per year;

                        (C) any Contract of the type specified in clause (b) of Section 2.15 (other than a distribution, dealer or sales agency Contract entered into in the ordinary course of business, but subject with respect to such Contracts to the requirements of clause (B) above);

                        (D) any Contract of the type specified in clause (c) or (n) of Section 2.15 unless such Contract is terminated and all indebtedness and obligations thereunder are repaid and satisfied at or prior to the Closing;

                        (E) any Contract of the type specified in clause (d) of Section 2.15 (other than a renewal or replacement of an existing license in the ordinary course of business and on substantially similar terms as the existing license);

                        (F) any Contract of the type specified in clause (e) of Section 2.15;

                        (G) any Contract relating to indemnification, investigation, cleanup, abatement, removal or other actions in connection with any liabilities arising under Environmental Laws requiring payments by Seller or the Kendro Entities in excess of $25,000 individually or $500,000 in the aggregate, except as required by applicable law, rule or regulation or unless all payments owing under such Contract are either made in full prior to the Closing or accrued in full on the Closing Balance Sheet;

                        (H)    any Contract of the type specified in clause (g),
(h), (k) or (m) of Section 2.15  (provided  that each  reference in clauses
(g) and (h) to "$250,000" shall be deemed to be a reference to "$500,000"; and provided further that in no event shall the aggregate payments under all such Contracts under each of clauses (g) and (h) exceed $1 million);

                        (I) any Contract requiring R&D expenditures by any of the Kendro Entities of more than $250,000 (other than expenditures pursuant to the R&D budget set forth on Schedule 4.1(a)(xxii)(I)), provided that in no event shall the aggregate payment obligations under all such Contracts exceed $500,000; or

                        (J) any Contract of the type specified in clause (l) of Section 2.15, except as required by, and only to the extent required by, the applicable law of any foreign jurisdiction in which an Employee works or is based;

(the Contracts specified in clauses (A) through (J) of this Section 4.1(a)(xxii) being "Restricted Contracts"); provided, however, that this Section 4.1(a)(xxii) shall not restrict or prohibit Seller in respect of the Kendro Business or any Kendro Entity from entering into any Restricted Contract or agreeing to enter into any Restricted Contract to the extent such Contract is terminable by Seller or the Kendro Entity, as applicable, without cost or penalty upon notice of 90 days or less; and provided, further, that, subject to the requirements of clause
(a)(xv) of this Section 4.1(a), nothing in this Section 4.1 shall be construed to restrict or prohibit Seller in respect of the Kendro Business or any Kendro Entity from (I) entering into any sales order or similar Contract for the sale of finished goods in the ordinary course of business consistent with past practice or (II) terminating or amending the same in the ordinary course of business consistent with past practice; and

                  (xxiii) not agree in writing or otherwise enter into a binding commitment to take any of the foregoing actions.

         (b) The parties acknowledge and agree that the breach by Seller of any covenant or covenants contained in clauses (x) through (xxii), and clause (xxiii) insofar as it relates to clauses (x) through (xxii), of Section 4.1(a) shall not cause the condition in Section 7.1(a) to be deemed to be not satisfied unless all such breaches, in the aggregate, would have a Material Adverse Effect; provided, however, that this provision shall not in any way affect Purchaser's right to seek indemnification under Section 12.2 for any Damages incurred or suffered by reason of any such breaches.

         (c) The process by which (i) Seller shall notify Purchaser of any request for an exception to the restrictions imposed on the conduct of the Kendro Business as set forth in this Section 4.1 (an "Exception") and (ii) Purchaser shall give its consent to a requested Exception (a "Consent") shall be as follows:

                  1. Seller and Purchaser shall each appoint a principal representative through whom all such communications regarding Exceptions and Consents shall be made (the "Seller Representative" and the "Purchaser Representative," respectively). Seller and Purchaser shall be entitled to change their respective representatives by providing the other with notice in accordance with the provisions of Section 13.7. The respective names of the Seller Representative and the Purchaser Representative, until changed in accordance with this Section 4.1(c)(1), are set forth on Schedule 4.1(c).

                  2.    Seller shall provide Purchaser with a request for
an Exception (an "Exception Request"), and Purchaser shall provide any Consent, in accordance with the provisions of Section 13.7. If Seller requests an Exception, Purchaser shall not unreasonably withhold or delay providing its Consent to such Exception. If Purchaser does not deliver to Seller its objection to an Exception Request within five (5) business days of delivery of the Exception Request (the date of delivery of an Exception Request being deemed to occur, for all purposes of this paragraph, as set forth in Section 13.7), Purchaser shall be deemed to have given its Consent with respect to such
Exception Request. Notwithstanding the foregoing, if the Exception Request relates to an emergency situation requiring immediate attention in order to avoid risk to human life or substantial damage to property (e.g., an environmental spill or act of God) (an "Emergency Exception"), Purchaser shall be deemed to have given its Consent with respect to such requested Emergency Exception unless Purchaser shall have delivered to Seller its objection to such requested Emergency Exception within two (2) business days of delivery of the Exception Request; provided, however, that to the extent Seller is required by applicable law, rule or regulation to take action (or refrain from taking action) sooner than the procedures provided above would allow, Seller shall be permitted to take such action (or refrain from taking action) to comply with such law, rule or regulation, notwithstanding any objection by Purchaser; and provided, further, that if the exigencies of an Emergency Exception require Seller to take action (or refrain from taking action) sooner than the procedures provided above would allow, Purchaser shall be required to deliver its objection (if any) to the Exception Request relating to such Emergency Exception within the time period specified in the Exception Request (which time period shall be a minimum of 24 hours).

                  3. Notwithstanding the foregoing, any consent given in writing by Purchaser to Seller, so long as it expressly states that Purchaser is consenting to a request by Seller pursuant to this Section 4.1, shall be a valid consent binding on Purchaser, notwithstanding that the procedures of Section 4.1(c)(1) and (2) were not adhered to.

                  4.2. Access. (a) From the date hereof and prior to the Closing, Seller shall, and shall cause the Kendro Entities to, provide Purchaser and its representatives, during regular business hours and upon reasonable notice, with such information in respect of the Kendro Entities and the transactions contemplated by this Agreement, and with such access to the properties, books and records of the Kendro Entities, as Purchaser may from time to time reasonably request; provided, however, that Seller and the Kendro Entities shall not be obligated to provide Purchaser with any information relating to trade secrets or to provide access to or to disclose information where such access or disclosure would violate any law, rule, regulation, Order, fiduciary duty to any partners or the term of any Contract, or adversely affect the ability of Seller, any Kendro Entity or any of their respective affiliates to assert attorney-client, attorney work product or other similar privilege; and provided, further, that in no event shall such access include access to Seller's facility located at 31 Pecks Lane, Newtown, Connecticut or with respect to any facility or property of Seller, "Phase II" or other environmental testing or sampling of properties of the Kendro Entities. Any disclosure whatsoever during such investigation to Purchaser shall not constitute an enlargement of or additional representations or warranties of Seller beyond those specifically set forth in this Agreement. All such information and access shall be subject to the terms and conditions of the letter agreement, dated October 8, 2004, between Purchaser and SPX, as amended (the "Confidentiality Agreement").

                  (b) Seller shall reasonably assist Purchaser in connection with Purchaser's retaining Seller's accountants to audit the Kendro Business, including executing consents or waivers necessary for Seller's accountants to perform such audit. Seller shall afford its auditors (or such other auditors as Purchaser may select) such access as is reasonably necessary for the performance of such audit; provided, however, that it is understood that such audit may not be completed until after consummation of the transactions contemplated hereby and that in no event will the audit be a condition to the consummation of the transactions contemplated hereby.

                  4.3. No Solicitation. From the date hereof and prior to the Closing, Seller shall not, nor shall it authorize or permit any of the Kendro Entities or any of their respective directors, officers or employees or any investment banker or other representative or agent retained by any of them to, directly or indirectly, solicit, initiate, encourage or participate in any way (including by way of furnishing information) in any discussions or negotiations with any person (other than Purchaser or an affiliate of Purchaser or Seller or an affiliate of Seller) or enter into any Contract with any person (other than Purchaser or an affiliate of Purchaser or Seller or an affiliate of Seller) concerning any merger, consolidation, sale of shares of capital stock or similar transactions involving any of the Kendro Entities or a sale of a substantial portion of the assets of the Kendro Entities other than the sale of inventory in the ordinary course of business.

                  4.4. Intercompany Accounts, Etc. Prior to the Closing, except as set forth on Schedule 4.4, (i) all intercompany accounts, notes or other arrangements reflecting amounts owing from (x) SPX or any of its direct or indirect Subsidiaries (other than a Kendro Entity) to any of the Kendro Entities or GSLE with respect to the GSLE Kendro Assets or (y) any of the Kendro Entities or GSLE with respect to the GSLE Kendro Assets to SPX or any of its direct or indirect Subsidiaries (other than a Kendro Entity) shall be distributed, cancelled or repaid in full, (ii) all Contracts between SPX or any of its direct or indirect Subsidiaries (other than a Kendro Entity), on the one hand, and any of the Kendro Entities or GSLE with respect to the GSLE

Kendro Assets, on the other hand, shall be terminated without any liability to any party thereto, and (iii) all borrowings by the Kendro Entities or GSLE with respect to the GSLE Assets from third parties shall be repaid in full.

                  4.5. Non-Competition. For a period of four (4) years following the Closing (the "Non-Competitive Term"), neither Seller nor any of its Subsidiaries shall, directly or indirectly, engage anywhere in the world in, or have any ownership interest in, or participate in the financing, operation, management or control of, any Person that engages or participates in any business that is substantially similar to or competitive with the Kendro Business as conducted as of the Closing Date (collectively, the "Competition Activities"); provided, however, that the foregoing shall not prohibit Seller and its Subsidiaries from (i) owning any debt or debt obligations of any Person or entity, (ii) investing in securities representing less than five percent (5%) of the outstanding capital stock of any publicly-traded entity, or (iii) making an acquisition of a company that contains a competing business (provided that the primary intent of the acquisition was not to acquire the competing business and the revenues of the competing business are not greater than fifteen percent (15%) of the total revenues of the acquired entity). Each of the parties hereto agrees that if any provision of this Section 4.5 shall contravene or be invalid under the laws of any state or jurisdiction applicable hereto, then such contravention or invalidity shall not invalidate all of the provisions of this
Section 4.5; but, rather, this Section 4.5 shall be construed, insofar as the laws of that state or jurisdiction are concerned, as not containing such provision, and the rights and obligations created hereby shall be construed and enforced accordingly. If, however, any such contravening provision relates to the term of the covenants contained in this Section 4.5 or the geographic areas to which they apply, then such covenants shall be construed as providing for the maximum time period and widest geographic area or areas which the laws of that state or jurisdiction permit. The rights of the parties hereunder shall inure to, and the obligations of Seller hereunder shall be binding on, its successors and assigns. Each of Seller and Purchaser hereby acknowledges and agrees that, in the context of this Agreement, the terms stated in this Section 4.5 are no broader than necessary to protect Purchaser's legitimate business interest in connection with the purchase of the Kendro Entities and any associated goodwill. Notwithstanding the foregoing, with respect to any Competition Activities in any member country of the European Union, (a) the Non-Competitive Term shall be for a period of three (3) years following the Closing and (b) the obligations of Seller and its Subsidiaries under this Section shall only apply in those member countries where products of the Kendro Entities are offered and/or sold as of the Closing Date.

                  4.6. Employee Non-Solicitation. From the Closing Date until the second (2nd) anniversary of the Closing, neither Seller nor any of its Subsidiaries shall, directly or indirectly, solicit any employee of Purchaser or any of its subsidiaries who was introduced to Seller during the acquisition process, or any employee of any Kendro Entity, to terminate his or her employment for employment by Seller or its affiliates; provided, however, that Seller and its Subsidiaries shall be entitled to solicit or hire at any time any person through conducting general recruiting and solicitation of employment efforts, as long as such efforts are not specifically aimed or intended in particular for an employee of Purchaser or its subsidiaries, or any employee of any Kendro Entity.

                  4.7. Mutual Release and Waiver. Seller on the one hand and the Kendro Entities on the other hand shall execute a Mutual Release and Waiver at the Closing in the form attached hereto as Exhibit D (the "Mutual Release and Waiver").

                  4.8. Transfer by Nominee Holders. At the Closing, Seller shall cause the nominee holders of any Kendro HK Shares and any equity interests of Kendro Laboratory Products India Pvt. Ltd. (such equity interests, the "Kendro Pvt Shares"), to take all appropriate action to effectuate the transfer to Purchaser or its nominee of such Kendro HK Shares and Kendro Pvt Shares in accordance with Section 1.5(b).

                  4.9.  Release of Liens. Seller shall (i) cause the release at the Closing, contingent only on payment by Purchaser of the Closing Payment, of (A) the Encumbrances referenced in items 1, 2, 3 (other than items
3.3.7 through 3.3.10 and item 3.5.1) and 5, 6 and 7 of Schedule 2.12 of the Seller Disclosure Schedule and in Schedule 2.15(c) of the Seller Disclosure Schedule and (B) any other Encumbrance on any of the Interests or equity interests of any of the Subsidiaries of any of the Sale Entities (such
Encumbrances referred to in clauses (A) and (B) of this clause (i) are collectively referred to as the "Major SPX Obligations"), and (ii) use its best efforts to cause the release at the Closing, contingent only on payment by Purchaser of the Closing Payment, of (x) all obligations of any Kendro Entity or GSLE with respect to the GSLE Kendro Assets with respect to (1) the Encumbrance referenced in item 3.5.1 of Schedule 2.12 of the Seller Disclosure Schedule and
(2) all bank guarantees, letters of credit, corporate guarantees, indemnification and other obligations of any Kendro Entity or GSLE with respect to the GSLE Kendro Assets in favor of SPX or any other entity (other than another Kendro Entity) controlled directly or indirectly by SPX and (y) all other Encumbrances on the assets of the Kendro Business securing any obligations of SPX or any other entity (other than another Kendro Entity) controlled directly or indirectly by SPX (such obligations and Encumbrances referred to in clauses (x) and (y) of this clause (ii) are collectively referred to as the "Other SPX Obligations" and together with the Major SPX Obligations are referred to as the "SPX Obligations").

                  4.10. Intellectual Property Rights. Seller hereby grants to
Purchaser  and  the  Kendro  Entities,   effective  upon  the  Closing,   a
non-exclusive right, for a period of five (5) years from the Closing Date, to use in all territories any intellectual property then owned by Seller and not listed on Schedule 2.14 of the Seller Disclosure Schedule that is required for use by any of the Kendro Entities in the ordinary course of business as of the Closing Date. Such grant is personal to Purchaser and the Kendro Entities and shall not be transferable to any other person without the prior written consent of Seller other than to customers as part of the sale of a product. The parties hereto understand that nothing in this Section 4.10 shall give Purchaser any right to use the trade name/trademark SPX and that, except as set forth in
Section   5.2,   Purchaser   shall  not  have  any  right  to  use  such   trade
name/trademark.

                  4.11. Transfer of Newtown Property. Prior to the Closing, Seller shall cause Kendro LP to transfer all of its interest in the real property located at 31 Pecks Lane, Newtown, Connecticut to an affiliate of Seller other than a Kendro Entity.

                  4.12. Notice. Seller shall comply with the notifications, communications and other provisions of Exhibit 4.12.

                  4.13. Further Assurances. At any time after the Closing Date, Seller shall, at Purchaser's expense and without incurring any legal liability beyond that provided for in this Agreement, promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by Purchaser and necessary for Purchaser to satisfy its obligations hereunder or obtain the benefits contemplated hereby.

                                   ARTICLE V

                             Covenants of Purchaser

                  Purchaser hereby covenants and agrees with Seller:

                  5.1. Preservation of Books and Records. (a) For a period ending upon the earlier of (1) seven (7) years (or ten (10) years, in the case of Kendro GmbH) from the end of the calendar year in which the Closing occurs or (2) the expiration of any applied statute of limitations, including any extensions thereof (the "Information Maintenance Period"):

                        (i) Purchaser shall not dispose of or destroy any of the books and records of any of the Kendro Entities relating to periods prior to the Closing ("Books and Records") without first offering to turn over possession thereof to Seller by written notice to Seller at least 90 days prior to the proposed date of such disposition or destruction.

                        (ii) Purchaser shall allow Seller and its agents access to all Books and Records on reasonable notice and at reasonable times at Purchaser's principal place of business or at any location where any Books and Records are stored, and Seller shall have the right, at its own expense, to make copies of any Books and Records; provided, however, that any such access or copying shall be had or done in such a manner so as not to unduly interfere with the normal conduct of Purchaser's business.

                        (iii) Purchaser shall make available to Seller upon written request (1) Purchaser's personnel to assist Seller in locating and obtaining any Books and Records, and (2) any of Purchaser's personnel whose assistance or participation is reasonably required by Seller or any of its affiliates in anticipation of or preparation for, or for depositions or testimony in, existing or future Litigation or other matters in which Seller or any of its affiliates is involved. Seller shall reimburse Purchaser for the reasonable out-of-pocket expenses incurred by it in performing the covenants contained in this Section 5.1(a).

                  (b) The Information Maintenance Period shall be extended in the event that any Litigation or investigation has been commenced or is pending or threatened at the termination of such Information Maintenance Period and such extension shall continue until any such Litigation or investigation has been settled through judgment or otherwise or is no longer pending or threatened.

                  (c) The provisions of this Section 5.1 shall be in addition to any other obligations of Purchaser under this Agreement.

                  5.2. Use of Seller's Name or Reputation. Except as specifically set forth herein, after the Closing, Purchaser shall not operate the Kendro Business utilizing, based on or taking advantage of the name, reputation or corporate goodwill of Seller or any of its Subsidiaries (other than any Kendro Entity); provided, however, that the Kendro Entities and Purchaser with respect to the GSLE Kendro Assets may use packaging, advertising, sales and promotional materials bearing the corporate names, product identification numbers or consumer information telephone numbers of Seller on products of the Kendro Business until the date that is six months after the Closing Date, or such shorter period if limited by the requirements of any law, rule or regulation or if new product labeling and/or packaging is printed within such six-month time period. The Kendro Entities and Purchaser with respect to the GSLE Kendro Assets shall maintain quality standards for products of the Kendro Business at least equal to those maintained by such Kendro Entity and GSLE on the Closing Date for so long as any of the Kendro Entities or Purchaser with respect to the GSLE Kendro Assets continues to use any packaging, advertising, sales or promotional materials bearing the corporate names, product identification numbers or consumer information telephone numbers of Seller.

                  5.3. Performance Bonds and Guarantees. (a) Subject to Sections 5.3(b) and (c), at the Closing, Purchaser shall deliver to Seller back-up performance bonds, surety bonds, bank guarantees, letters of credit and/or corporate guarantees (collectively, "Back-Up Bonds and Guarantees"), in an aggregate principal amount equal to the amount outstanding on the Closing Date and with terms and from banks or other financial institutions or surety companies (or in the case of corporate guarantees, Purchaser itself), in each case reasonably satisfactory to Seller, to collateralize any performance bonds, surety bonds, bank guarantees, letters of credit and/or corporate guarantees (collectively, "Performance Bonds and Guarantees") given by SPX or any of its direct or indirect Subsidiaries (other than a Kendro Entity) in respect of the Kendro Business (in each case, or portions thereof) remaining outstanding on the Closing Date with respect to which SPX or any of its direct or indirect Subsidiaries (other than a Kendro Entity) will have any liability after the Closing. Not later than ten (10) days prior to the Closing, Seller shall preliminarily advise Purchaser, and not later than two (2) business day prior to the Closing, Seller shall advise Purchaser in writing of the Performance Bonds and Guarantees to be collateralized pursuant to this Section 5.3.

                  (b) To the extent any Performance Bonds and Guarantees required to be collateralized in accordance with Section 5.3(a) were not included in the written notice delivered to Purchaser pursuant to Section 5.3(a), Purchaser shall use its best efforts to collateralize any such Performance Bonds and Guarantees with Back-Up Bonds and Guarantees as promptly as practicable following, and in any event within ten days of receipt by Purchaser of, notification of the existence of any such Performance Bonds and Guarantees.

                  (c) Notwithstanding Sections 5.3(a) and (b), Purchaser shall not be obligated to collateralize any Performance Bonds and Guarantees to the extent that the aggregate amount of such Performance Bonds and Guarantees exceeds, in the aggregate $1,500,000, but shall reimburse Seller for any liability incurred by Seller in respect of any such Performance Bonds and Guarantees within ten (10) days of receipt by Purchaser of notification that Seller has incurred any such liability accompanied by evidence reasonably acceptable to Purchaser that Seller has incurred such liability.

                  (d) After the Closing, Purchaser may replace any Performance Bonds and Guarantees with new performance bonds, surety bonds, bank
guarantees,   letters  of  credit  and/or
corporate guarantees, reasonably satisfactory to Seller, so that Seller no longer has liability for the Performance Bonds and Guarantees being replaced, and upon delivery to SPX of evidence reasonably acceptable to SPX of such replacement the Back-Up Bonds and Guarantees shall be reduced on a dollar for dollar basis.

                  5.4. Further Assurances. At any time after the Closing Date, Purchaser shall, at Seller's expense and without incurring any legal liability beyond that provided for in this Agreement, promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by Seller and necessary for Seller to satisfy its obligations hereunder or obtain the benefits contemplated hereby.

                                   ARTICLE VI

                    Mutual Covenants of Purchaser and Seller

                  Purchaser and Seller hereby covenant and agree with each other:

                  6.1.  Cooperation. (a) From the date hereof and prior to the
Closing, each party shall (i) use its best efforts and cooperate with the other party to promptly secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties (including Governmental Consents) as shall be required in order to enable the parties to effect the transactions contemplated hereby, including causing all actions to be taken as are necessary to have the Notarial Deed executed, and use its reasonable efforts to obtain the non-governmental authority third party consents set forth on Schedules 2.6 and 2.7 of the Seller Disclosure Schedule, and (ii) otherwise use its best efforts to cause the consummation of such transactions as promptly as practicable in accordance with the terms and conditions hereof, including defending against any suits, actions or proceedings, judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, and seeking to vacate or reverse any temporary restraining order, preliminary injunction or other legal restraint or prohibition entered or imposed by any court or other governmental authority that is not yet final and non-appealable.

                  (b) Without limiting the generality of the foregoing, Seller and Purchaser shall duly file with the Federal Trade Commission ("FTC") and the Antitrust Division of the U.S. Department of Justice (the "DOJ") the notification and report form (the "HSR Filing") required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), with respect to the transactions contemplated hereby no later than the tenth business day following the date hereof. The HSR Filing shall be in substantial compliance with the requirements of the HSR Act, and Seller and Purchaser shall request early termination of the waiting period required by the HSR Act and shall promptly provide any additional information reasonably requested by the FTC or the DOJ. In addition, Seller and Purchaser shall make, as soon as practicable, all filings and submissions with the foreign regulatory authorities listed on Schedule 6.1. Each party shall keep the other apprised of the status of any communications with, and any inquiries or requests for additional information from, any governmental authority with respect to the transactions contemplated by this Agreement.

                  (c) Each of Seller, on the one hand, and Purchaser, on the other hand, shall, subject to applicable law and except as prohibited by any applicable representative of any applicable governmental authority, (i) promptly notify the other of any substantive or otherwise material written communication to that party from the FTC, the DOJ, any State Attorney General or any other governmental authority, and permit the other party to review in advance any proposed substantive or otherwise material written communication to any of the foregoing; (ii) not agree to participate in any substantive meeting or discussion with any governmental authority in respect of any filings, investigation or inquiry concerning this Agreement or the transactions contemplated hereby unless it consults with the other party in advance and, to the extent permitted by such governmental authority, gives the other party the opportunity to attend and participate thereat; and (iii) furnish the other party with copies of all substantive or otherwise material correspondence, filings, and written communications (and shall keep the other party apprised of the substance of any material oral communications) between them and their Subsidiaries and their respective representatives on the one hand, and any government or regulatory authority or members or their respective staffs on the other hand, with respect to this Agreement and the transactions contemplated hereby.

                  (d) In connection with the filings referenced in Section 6.1(b) Purchaser shall offer to take (and if such offer is accepted, commit to take) all commercially reasonable steps that it is capable of taking to avoid or eliminate impediments under any antitrust, competition or trade regulation law that may be asserted by any governmental authority with respect to the transactions contemplated hereby (and refrain from taking any action that would make it more likely that any governmental authority would make any such assertion) so as to enable the Closing Date to occur as promptly as practicable. For purposes of this section, "commercially reasonable steps" shall include Purchaser's agreement to make an offer to and enter into an agreement with any governmental authority to divest, and to hold separate pending such divestiture, any assets and operations of Purchaser or its affiliates (including any of the Kendro Entities or GSLE after the Closing) as are necessary to prevent the commencement of any action or proceeding seeking, and/or prevent the entry of, or effect the dissolution of, a decree, restraining or other order and/or preliminary or permanent injunction preventing the consummation, in whole or in part, of the transactions contemplated by this Agreement, provided, that Purchaser shall be required to divest only such assets or operations of (i) the Kendro Business with aggregate 2004 revenues which do not exceed $85 million and/or (ii) Purchaser or its Subsidiaries (as of the date immediately prior to the Closing) with aggregate 2004 revenues which do not exceed $5 million; provided, further, that under no circumstances shall Purchaser be required to divest assets or operations whose aggregate 2004 revenues exceed $85 million.

                  6.2.  Insurance Claims.

                  (a) Seller shall maintain, and shall not take any steps to prospectively or retrospectively cancel, buy-out or remove any of the Kendro Entities as an insured from, any and all Insurance Policies maintained by any Seller or any Subsidiary of any Seller providing coverage for periods prior to the Closing with respect to events, occurrences or matters occurring prior to the Closing (including those matters that have not been reported prior to Closing) (the "Occurrence-Based Business Policies"), subject in each case to the applicable deductibles, limits, and other terms and conditions of such policies. Seller shall cause Purchaser and each Kendro

Entity that is not a named insured to be added or included effective as of the Closing as an additional named insured under each Occurrence-Based Business Policy providing coverage for 2005, and shall use its reasonable efforts to add or include such persons as additional named insureds under each Occurrence-Based Business Policy providing coverage for 2002, 2003 and 2004.

                  (b) Seller shall cooperate with Purchaser in order to afford Purchaser the right to receive payment under the Occurrence-Based Business Policies with respect to any claim or loss covered by such Policies that constitutes a liability of the Kendro Business or any Kendro Entity (each, a "Covered Claim"). Purchaser's right to receive payment on any Covered Claim shall be subject to any deductibles, limits and other terms and conditions of the applicable Occurrence-Based Business Policies, including without limitation self-insured retentions, retained amounts, retentions or exclusions and retrospectively rated premiums that arise solely from, and are calculated solely based on, such Covered Claim (collectively, "Retentions and Premiums"). In connection therewith, SPX shall assert the Covered Claim and pay over to Purchaser any amounts received under the Occurrence-Based Business Policies in respect thereof (subject to reimbursement of Seller for its Retentions and Premiums and the reasonable fees of attorneys and advisors retained by the insurance company to defend such Claims).

                  (c)   Upon Purchaser's request, Seller shall provide
reasonable   cooperation   to   Purchaser   with   respect  to  filing  and
administering each Covered Claim. Seller shall not be required to pay any out-of-pocket expenses in providing reasonable cooperation under this Section
6.2 and shall be released of its obligation to provide reasonable cooperation with respect to any Covered Claim to the extent any such out-of-pocket expenditure is required to which Purchaser does not consent. Purchaser agrees that if Purchaser or any of the Kendro Entities suffers a loss for which it desires to assert a Covered Claim under an Occurrence-Based Business Policy, it shall first so notify Seller and request that Seller assert on behalf of Purchaser or any of the Kendro Entities the Covered Claim or Claims of Purchaser or the Kendro Entities. If Seller does not provide such cooperation within thirty (30) days of receipt of a request therefor from Purchaser, Purchaser and its affiliates shall have the right, but not the obligation, to file and administer the Covered Claim under the applicable Occurrence-Based Business Policies and, in connection therewith, Seller hereby covenants and agrees to issue any necessary documents to Purchaser (including without limitation any powers of attorney that may be required) to enable Purchaser and its affiliates to file and/or administer such Covered Claim.

                                  ARTICLE VII

                      Conditions to Purchaser's Obligations

                  The obligations of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Purchaser, where permissible) at or prior to the Closing of all of the following conditions:

                  7.1.  Representations, Warranties and Covenants of Seller.
(a) Seller shall have complied in all material respects with its agreements and covenants contained herein to be complied with on or prior to the Closing Date.

                  (b) All the representations and warranties of Seller contained herein shall be true on and as of the date that is the earlier of
(x) the Closing Date and (y) the earliest date beginning on the 45th day from the date hereof on which the conditions contained in Sections 7.1(b) and 7.3 are capable of being satisfied (such date, the "Deemed Closing Date") (regardless of whether they are true at any time thereafter) with the same effect as though made on and as of the Deemed Closing Date (except for those representations and warranties which were made as of a specified date, which shall continue on the Deemed Closing Date to have been true on such specified date), except where the failure to be true, individually or in the aggregate (and without regard to any qualifications as to materiality or Material Adverse Effect contained in such representations and warranties), would not have a Material Adverse Effect.

                  (c) Purchaser shall have received a certificate executed by or on behalf of Seller (the "Seller's Certificate"), dated as of the Closing Date, certifying as to the fulfillment of the conditions set forth in Sections 7.1(a) and (b).

                  7.2. Consents. (a) The waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been earlier terminated and all other Governmental Consents, the failure of which to obtain would, individually or in the aggregate, have a Material Adverse Effect, shall have been made or obtained and
(b) all other consents listed on Schedule 7.2 shall have been obtained.

                  7.3. No Prohibitions. No statute, rule or regulation or Order of any court or governmental authority shall be in effect which prohibits Purchaser from consummating the transactions contemplated by this Agreement. No material claim, action, suit, proceeding, litigation, or investigation which challenges this Agreement or the consummation of the transactions contemplated herein or which seeks to enjoin any of the transactions contemplated herein, shall be instituted or threatened against any party hereto by any governmental authority.

                  7.4. FIRPTA. SPX shall have provided an affidavit, issued pursuant to and in compliance with Treasury Regulation 1.1445-2(b)(2) and dated as of the Closing Date, certifying that SPX is not a foreign person.

                  7.5. Resignations. Each person who is a director or officer (or, in the case of a foreign jurisdiction, a holder of a position similar to a director or officer) of any of the Kendro Entities who is also an employee, director or officer (or, in the case of a foreign jurisdiction, a holder of a position similar to a director or officer) of Seller shall have delivered a resignation letter to Purchaser, or have been removed as such director, officer or holder of such position without cost to Purchaser or any of the Kendro Entities, in each case effective upon the Closing.

                  7.6. Receivables Factoring Facility. Purchaser shall have received evidence reasonably satisfactory to it that the Kendro Entities and the GSLE Kendro Assets have been released from any and all obligations under the Receivables Purchase Agreement, dated as of December 30, 2003, as amended on April 1, 2004, by and among SPX Receivables II, LLC, as Seller, and SPX, Kendro LP, and certain other affiliates of SPX, as Originating Entities, and GE Capital Commercial Services, Inc.

                  7.7. Major SPX Obligations. Purchaser shall have received evidence reasonably satisfactory to it that the Kendro Entities and the GSLE Kendro Assets have been released from any and all obligations under (a) the Seventh Amended and Restated Credit Agreement, dated as of October 6, 1998, as Amended and Restated as of February 12, 2004, among SPX, the foreign subsidiary borrowers party thereto, and the lenders thereto, and (b) the Major SPX Obligations, in each case, contingent only upon payment by Purchaser of the Closing Payment.

                  7.8. Transition Services Agreement. A Transition Services Agreement substantially in the form set forth in Exhibit 7.8 (the "Transition Services Agreement") shall have been duly executed and delivered by Seller.

                  7.9. Termination of Profit and Loss Transfer Agreement and of Fiscal Year of Kendro GmbH. All action that is necessary to terminate the existing Profit and Loss Transfer Agreement with Kendro GmbH as well as the fiscal year of Kendro GmbH as of the Closing Date shall have been taken.

                                  ARTICLE VIII

                       Conditions to Seller's Obligations

                  The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Seller, where permissible) at or prior to the Closing of all of the following conditions:

                  8.1.  Representations, Warranties and Covenants of Purchaser.
(a) Purchaser shall have complied in all material respects with its agreements and covenants contained herein to be complied with on or prior to the Closing Date.

                  (b) The representations and warranties of Purchaser contained herein shall be true on and as of the Closing Date with the same effect as though made on and as of the Closing Date (except for those representations and warranties which were made as of a specified date, which shall continue on the Closing Date to have been true on such specified date), except where the failure to be true, individually or in the aggregate (and without regard to any qualifications as to materiality or Material Adverse Effect contained in such representations and warranties), would not have a Purchaser Material Adverse Effect.

                  (c) Seller shall have received a certificate executed by or on behalf of Purchaser (the "Purchaser's Certificate"), dated as of the Closing Date, certifying as to the fulfillment of the conditions set forth in Sections 8.1(a) and (b).

                  8.2. Consents. The waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been earlier terminated and all other Governmental Consents, the failure of which to obtain would, individually or in the aggregate, have a Material Adverse Effect, shall have been made or obtained.

                  8.3. No Prohibitions. No statute, rule or regulation or Order of any court or governmental authority shall be in effect which prohibits Seller from consummating the transactions contemplated by this Agreement. No material claim, action, suit, proceeding, litigation, or investigation which challenges this Agreement or the consummation of the transactions contemplated herein or which seeks to enjoin any of the transactions contemplated herein, shall be instituted or threatened against any party hereto by any governmental authority.

                  8.4. Termination of Profit and Loss Transfer Agreement and of Fiscal Year of Kendro GmbH. All action that is necessary to terminate the existing Profit and Loss Transfer Agreement with Kendro GmbH as well as the fiscal year of Kendro GmbH as of the Closing Date shall have been taken.

                                   ARTICLE IX

                               Employment Matters

                  9.1. 401(k) Plan. Purchaser shall permit all U.S.-based Employees who participated in the SPX Retirement Savings and Stock Ownership Plan immediately prior to the Closing to effect a direct rollover of their accounts in cash (including outstanding participant loans) to Purchaser's 401(k) plan.

                  9.2. SPX Pension Plan. (a) As of the Closing Date, Seller shall take all actions necessary to provide that the SPX Individual Account Retirement Plan (the "SPX Pension Plan") shall retain all liabilities under the SPX Pension Plan with respect to all benefits accrued through the Closing Date by the Employees who are participants as of the Closing Date in the SPX Pension Plan (the "SPX Plan Participants"), as if all such SPX Plan Participants had terminated employment in respect of the SPX Pension Plan on the Closing Date.

                  (b) There shall be no transfer of assets or liabilities of he SPX Pension Plan to any benefit plan of Purchaser or any of its affiliates (including any of the Kendro Entities) and Purchaser acknowledges that Purchaser and its affiliates (including any of the Kendro Entities) shall have no right, title or interest in any of the assets of the SPX Pension Plan.

                  9.3. Collective Bargaining Agreements. Purchaser shall, or shall cause one of its affiliates to, (i) recognize the collective bargaining agreements recognized by or applicable to the Kendro Entities and listed on Schedule 2.21(a) of the Seller Disclosure Schedule, and (ii) expressly assume such collective bargaining agreements and any obligations thereunder, and employ (as successor employer) all employees covered by such collective bargaining agreements, on the Closing Date. Purchaser shall, or shall cause one of its affiliates to, assume any responsibilities with respect to recall rights of laid-off employees of the Kendro Entities covered by such collective bargaining agreements on the Closing Date.

                  9.4.  Other Benefit Plans; Retention of Certain Liabilities.
(a) With respect to persons who are employees of any of the Kendro Entities immediately prior to the Closing ("Employees"), other than those Employees covered by a collective bargaining agreement or works council, for a period of at least one year following the Closing Date, Purchaser shall, or shall cause the Kendro Entities to, (i) provide the Employees with the same base salary or base wages as in effect immediately prior to the Closing Date and (ii) cause the Employees to participate in Purchaser's compensation and employee benefit plans and programs providing compensation (including bonus compensation) and employee benefits that are substantially similar in the aggregate as the benefits provided to Purchaser's employees in comparable positions, provided, however, that as to any such plan or program in which participation is elective, Purchaser will be deemed to have complied with clause (ii) of this Section 9.4(a) if Purchaser provides the Employees with an election to participate therein. With respect to the SPX Executive EVA Incentive Compensation Plans and any other EVA plans (the "EVA Plans"), (x) SPX shall determine whether any bonuses shall be payable under the EVA Plans for the Employees and (y) if the Closing occurs, at SPX's option, SPX shall pay such bonuses, or SPX shall remit to Purchaser an amount equal to the aggregate bonuses, if any, to be paid to the Employees plus social security and other employment tax payments and other amounts required to be paid by a Kendro Entity in connection with, or as a result of, such bonus payments, including, without limitation, the employer portion of any related employment taxes under the EVA Plans, and Purchaser shall, in accordance with SPX's direction (which direction shall include the amounts to be paid on an Employee-by-Employee basis), pay such bonuses to the Employees (it being understood that Purchaser's only liability under the EVA Plans is to pay any amounts so remitted). SPX shall pay the amount of the "bank balance" under the EVA Plans remaining after payment of such bonuses to each Employee with such a balance. Nothing in this Agreement shall require Purchaser to continue to employ any Employee for any specific period following the Closing or prevent Purchaser from terminating any Employee after the Closing.

                  (b) Purchaser shall cause the Employees after the Closing Date to be granted credit for all service with Seller and its affiliates and their respective predecessors prior to the Closing Date for purposes of participation, vesting and benefit levels where length of service is relevant to benefit levels to the same extent credit for such service was recognized by Seller and its affiliates, except that no credit for service will be given for any defined benefit plan or where granting credit for such service would result in a duplication of benefits, and Purchaser shall cause any pre-existing condition exclusions, actively-at-work requirements and waiting periods to be waived and shall cause any expenses incurred under any Seller employee benefit plan on or before the Closing Date and during the plan year in which the Closing Date occurs by an Employee or an Employee's covered dependents to be taken into account for purposes of satisfying applicable deductible, coinsurance, and maximum out-of-pocket provisions. SPX and Purchaser shall reasonably cooperate such that, as of the Closing Date or the earliest practicable date thereafter, Blue Cross Blue Shield of Illinois shall, at SPX's expense, provide a tape setting forth the amount of such expenses to Blue Cross Blue Shield of Georgia. At Purchaser's request, SPX and Purchaser shall reasonably cooperate such that, on the date that is three months following the Closing Date or the earliest practicable date thereafter, Blue Cross Blue Shield of Illinois shall, at Purchaser's expense, provide a second tape setting forth any changes or updates to the amount of such expenses. If any Employee shall submit an explanation of benefits statement to Purchaser (together with such supporting documentation as Purchaser shall reasonably request from such Employee), Purchaser shall reflect such changes or updates to such amounts as are set forth on such Employee's explanation of benefits statement. Notwithstanding anything to the contrary contained herein, Purchaser shall have no obligation to take into account any amounts or expenses that are not set forth on either of such tapes or accurately reflected on Employee explanation of benefits statements.

                  (c) SPX shall retain all liabilities and obligations (i) under any Kendro Benefit Plan or any Non-US Kendro Benefit Plan that is not an Entity Plan except to the extent that any such liabilities and obligations are accrued on the Closing Balance Sheet and (ii) with respect to worker's compensation claims of any of the Employees of the Kendro Entities prior to the Effective Closing Date, whether or not reported prior to the Effective Closing Date. The Kendro Entities shall retain all liabilities and obligations under any Entity Plan, and the Kendro Entities shall assume all liabilities and obligations under any other Kendro Benefit Plan to the extent that any such liabilities and obligations are accrued on the Closing Balance Sheet. Without limiting the generality of the preceding sentence, Purchaser shall assume and the Kendro Entities shall retain all liabilities and obligations under the plans listed on Schedule 9.4(c) notwithstanding that the liabilities thereunder are not fully funded or accrued on the Closing Balance Sheet. For purposes of this
Section 9.4(c), "Entity Plan" means any Kendro Benefit Plan or Non-US Kendro Benefit Plan sponsored or maintained solely by one or more of the Kendro Entities or to which solely one or more of the Kendro Entities is obligated to contribute.

                  (d) SPX shall be responsible for all liabilities and obligations owing to each individual under the sale retention agreements referenced in Schedule 2.15(m) of the Seller Disclosure Schedule, other than the severance payments and other severance-related benefit entitlements set forth on the schedule previously furnished to Purchaser.

                  9.5. Severance. After the Closing, Purchaser shall cause each of the Kendro Entities to provide severance pay and other benefit entitlements, if any, that may be owing to any Employee whose employment is terminated by any of the Kendro Entities at any time after the Closing. If such severance occurs on or within one year after the Closing Date, such severance pay and benefit entitlements shall be determined (on an Employee by Employee basis) in accordance with the severance policy applicable to such Employee immediately prior to the Closing, if more favorable than the severance policy of the Kendro Entity, as applicable, in effect after the Closing. Seller shall be responsible for and shall indemnify and hold harmless Purchaser and its affiliates (including the Kendro Entities) against all claims for severance pay and other benefit entitlements, if any, arising solely by reason of Seller's sale of the Kendro Business. Purchaser shall be responsible for and shall indemnify and hold harmless Seller and its affiliates against all claims for severance pay and other benefit entitlements, if any, arising by reason of any action taken by Purchaser or any of its affiliates following the Closing with respect to the compensation, benefits, employment or termination of employment of any Employee, including, without limitation, actions taken pursuant to the first sentence of Section 9.4(a).

                  9.6. ERISA Affiliate Liability. Seller shall be responsible for and shall indemnify and hold harmless Purchaser and its affiliates (including the Kendro Entities) against any liabilities under ERISA or Section 412 of the Code or Chapter 43 of the Code arising by reason of a Kendro Entity being an ERISA Affiliate of any person that is not a Kendro Entity.

                  9.7. Restructuring Liability. Seller shall retain and pay all restructuring obligations (as such term is used under GAAP) of the Kendro Entities, including without limitation severance obligations of the Kendro Entities, for restructuring actions taken on or prior to the date hereof.

                                   ARTICLE X

                                      Taxes

                  10.1. Indemnification. (a) Seller shall be responsible for and shall indemnify and hold harmless Purchaser and its affiliates (including the Kendro Entities) against all (i) liabilities for Income Taxes of the Kendro Entities, in each case in respect of Taxable periods ending on or before the Closing Date, (ii) liabilities pursuant to Treasury Regulation ss. 1.1502-6 (or any analogous or similar state, local, or foreign law) for Income Taxes of Seller or any consolidated, combined or unitary group of which Seller is or has been a member in respect of any Taxable period that ends on, before or includes the Closing Date, (iii) liabilities for Income Taxes of the Kendro Entities for the portion of any Straddle Period ending on the Closing Date (such liability to be determined on a closing of the books method), and (iv) liabilities for Other Taxes of the Kendro Entities, in respect of Taxable periods ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date (such liability to be determined on a closing of the books method, or, in the case of real, personal and intangible property Taxes and other Taxes imposed on a per diem basis, using a per diem allocation), in the case of each of the foregoing clauses net of any Tax benefit received in connection therewith, and, in the case of clause (iv), only to the extent such liabilities for Other Taxes exceed the accruals for Other Taxes reflected on the Closing Balance Sheet. Notwithstanding anything to the contrary in this Agreement, Seller shall not be responsible for any Taxes resulting from events that occur or are deemed to occur after the Closing that are not in the ordinary course of business or specifically contemplated by this Agreement, and Purchaser shall indemnify Seller for any such Taxes.

                  (b) Subject to Section 10.4, Seller shall pay to Purchaser any payment of Taxes which are the responsibility of Seller pursuant to
Section 10.1(a) on the later of (x) five days after Seller receives written notice from Purchaser requesting such payment and (y) two days prior to the date such Taxes are required to be paid.

                  10.2. Filing Responsibility. (a) Seller shall timely prepare and file, or cause to be timely prepared and filed, all Income Tax Returns of any of the Kendro Entities for all Tax periods ending on or before the Closing Date, and shall timely pay, or cause to be paid, when due, all Income Taxes due on such returns.

                  (b) Purchaser shall timely prepare and file, or cause to be timely prepared and filed, all Income Tax Returns of all Kendro Entities for all Straddle Periods, and shall timely pay, or cause to be paid, when due, all Taxes relating to such Income Tax Returns. Such Income Tax Returns shall be prepared in a manner consistent with prior practice of Seller and the respective Kendro Entities concerning the income, properties or operations (including all elections and accounting methods and conventions) of the Kendro Entities, except as otherwise required by law, rule or regulation or by changes in the relevant underlying facts. Purchaser shall provide, or cause to be provided, to Seller a substantially final draft of such Income Tax Return at least thirty (30) days prior to the due date for filing such returns (taking all extensions into account), for Seller's review and comment. Purchaser shall make such revisions to such Income Tax Returns as are reasonably requested by Seller to the extent those changes (i) are consistent with the underlying facts and applicable laws, rules and regulations and (ii) do not increase any Tax liability of Purchaser or any of its subsidiaries (including the Kendro Entities) for any period or portion thereof beginning after the Closing Date. Purchaser and Seller shall attempt in good faith to jointly agree on the making of any other revision reasonably requested by Seller described in clause (i) of the previous sentence, using the perspective of a person that owns the Kendro Entities both before and after the Closing, and giving due regard to the Tax benefit to Seller compared to the Tax cost to Purchaser of any such requested revision, and to the merits of the respective Tax positions taken by Seller and Purchaser, and if Purchaser and Seller are unable to jointly agree, such requested revisions shall be referred to an Independent Accountant, who shall decide on the making of such requested revision using the same perspective and with the same regard. Seller shall be responsible for the payment of Income Taxes due with respect to such Income Tax Returns to the extent provided in
Section 10.1.

                  (c) Purchaser and Seller shall provide each other with copies of any Income Tax Returns of the Kendro Entities that it files or causes to be filed pursuant to Section 10.2(a) or (b) after the Closing (not including any consolidated or combined Income Tax Return which includes Seller or any affiliate of Seller (other than a Kendro Entity)) no later than 10 days after the filing of such Income Tax Returns; provided, for the avoidance of doubt, that Purchaser shall have no obligation to provide Seller copies of any Tax Returns for periods ending after the Closing Date unless those periods are Straddle Periods.

                  10.3. Refunds. Any refunds or credits of Taxes (including any interest thereon), if received by any of the Kendro Entities, or by Seller with respect to any of the Kendro Entities, or if credited to any of the Kendro Entities attributable to periods ending prior to the Closing Date or to portions of Straddle Periods ending on the Closing Date (as determined on a closing of the books method) ("Seller's Refunds"), shall be for the benefit of Seller, and Purchaser shall cause the Kendro Entities to pay over to Seller any Seller's Refunds immediately upon receipt thereof. In the case of a Seller's Refund that is a credit to any of the Kendro Entities, Purchaser shall cause such Kendro Entity to pay such Seller's Refund to Seller immediately upon receipt of the benefit of such credit through a reduction in any Tax payment required to be made by any of the Kendro Entities after the Closing. In addition, if the Taxes with respect to the pre-Closing portion of a Straddle Period of any of the Kendro Entities are less than the payments previously made (or deemed made) by the Kendro Entities with respect to the pre-Closing portion of such Straddle Period, Purchaser shall cause the Kendro Entities to pay to Seller the excess of such previous payments over such Taxes immediately upon the Kendro Entities' receiving the benefit of such excess payments through a reduction in any Tax payment required to be made by the Kendro Entities after the Closing. Seller shall have the sole right, at its expense, to pursue any Seller's Refunds (including filing amended returns and applying for competent authority or analogous relief) with respect to (a) any correlative adjustments to the settlement of any Tax Proceeding and (b) any Affiliated Kendro Refund Taxes.

                  10.4. Audits. Purchaser shall promptly notify Seller in writing upon receipt by Purchaser or its affiliates of notice of any pending or threatened Tax Proceeding that may affect the Tax liabilities or indemnification obligations of, or otherwise relate to, Seller in respect of Tax periods ending on or prior to the Closing Date or for Straddle Periods. Seller shall have the sole right, at its expense, to represent all interests in any such Tax Proceeding (other than with respect to Straddle Periods), and to employ counsel of its choice, and Purchaser agrees that it will cooperate fully with Seller and its counsel in the defense against or compromise of any claim in any said proceeding; provided, however, that with respect to any Tax Proceeding that could reasonably be expected to affect the Tax liability of Purchaser or any of its subsidiaries (including the Kendro Entities) for any period ending after the Closing Date, Purchaser shall be kept informed of the progress of such Tax Proceeding, and Purchaser's consent shall be required prior to the settlement of such Tax Proceeding, which consent shall not be unreasonably withheld or delayed, provided that no consent shall be required with respect to any Tax Proceeding regarding Affiliated Kendro Audit Taxes. Purchaser shall have the sole right, at its expense, to represent all interests in any Tax Proceeding for Tax periods ending after the Closing Date, and to employ counsel of its choice; provided, however, that with respect to Straddle Periods, Seller shall be kept informed of the progress of such Tax Proceeding, and Seller's consent shall be required prior to the settlement of any such Tax Proceeding, which consent shall not be unreasonably withheld or delayed.

                  10.5. Cooperation. After the Closing, Purchaser and Seller shall promptly make available or cause to be made available to the other, as reasonably requested including for purposes of disclosure to any Taxing authority, all information, records or documents relating to Tax liabilities, potential Tax liabilities, or refunds of or relating to the Kendro Entities for all periods prior to or including the Closing Date and shall preserve all such information, records and documents until the expiration of the period referred to in Section 5.1. Purchaser and Seller shall cooperate with respect to the filing of any Income Tax Return pursuant to Section 10.2, and Purchaser shall cause the Kendro Entities to sign or provide any necessary powers of attorney in respect of Income Tax Returns to be filed by Seller pursuant to Section 10.2(a). With respect to any Seller's Refunds that Seller is entitled to pursue pursuant to the last sentence in Section 10.3, Purchaser shall, and shall cause the Kendro Entities to, cooperate with Seller with respect to any claim for Seller's Refunds (including filing, at Seller's request, any such claim or any amended Tax Return with respect thereto). Purchaser and Seller shall reasonably cooperate with each other with respect to any Tax Proceeding. Purchaser shall prepare and provide to Seller any federal, state, local and foreign Tax information packages reasonably requested by Seller for Seller's use in preparing its Tax Returns or those of the Kendro Entities which it is required to file pursuant to Section 10.2(a). Such Tax information packages shall be completed by Purchaser and provided to Seller within 90 days after Seller's request therefor. Each party shall bear its own expenses in complying with the foregoing provisions.

                  10.6. Coordination with Other Provisions. Notwithstanding anything in this Agreement to the contrary, the provisions of this Article
X shall apply in lieu of the provisions of Article XII with respect to any claim for indemnification for matters subject to Section 10.1, and the provisions of
Section 10.4 shall apply to the conduct of any Tax Proceeding.

                  10.7. Transfer Taxes. Purchaser and Seller shall share equally
any  liability  for  sales,   use,   transfer,   real  property   transfer,
documentary, recording, gains, stock transfer and similar Taxes and fees, and any deficiency, interest or penalty asserted with respect thereof (collectively, "Transfer Taxes") arising out of or in connection with the transactions effected pursuant to this Agreement. The parties shall cooperate to ensure the timely and correct filing of all necessary documentation and Tax Returns with respect to such Transfer Taxes.

                  10.8. Tax Elections and Forms. (a) Seller hereby agrees to cause Kendro LP to make an election pursuant to Section 754 of the Code with respect to the taxable year of Kendro LP ending on the Closing Date. Purchaser shall cooperate in the making of such election.

                  (b) Seller and Purchaser shall jointly prepare a schedule of the portion of the Purchase Price that shall be allocated to "unrealized receivables" and "inventory items" of Kendro LP within the meaning of Section 751(c) and Section 751(d) of the Code. The allocations contained in such schedule shall be used by Seller, Purchaser, the Kendro Entities and their affiliates in preparing all relevant Tax Returns.

                  (c) Purchaser shall make, or cause to be made, an election under Section 338(g) of the Code with respect to Kendro plc and Kendro HK effective as of the Closing Date. Purchaser shall be allowed at its option to make a 338(g) election with respect to any Kendro Entity that is a foreign corporation within the meaning of Section 7701 of the Code for which such an election can be made. Purchaser shall submit to Seller a copy of the Form 8883 to be filed in connection with such 338(g) elections not later than 90 days after the Closing Date, and shall provide such other information incident to the election as reasonably requested by Seller. Purchaser shall not make, or cause to be made, an election under Section 338(g) of the Code with respect to any Kendro Entity other than as expressly provided for in this Section 10.8.

                  (d) With respect to Purchaser's acquisition of the Kendro GP Shares hereunder, Purchaser and Seller hereby agree to join in making an election under Section 338(h)(10) of the Code, and the Treasury Regulations promulgated thereunder and any comparable provision of state or local tax law (the "Section 338(h)(10) Election"). Seller and Purchaser shall be jointly responsible for the preparation and timely filing of Form 8023 (or any successor form) in connection with the Section 338(h)(10) Election and Seller shall cooperate with Purchaser to enable Purchaser to prepare and file such form and to complete the Section 338(h)(10) Election. The portion of the purchase price allocated to Kendro GP in accordance with Section 1.2, the liabilities of Kendro GP, if any, and other relevant items shall be allocated to the assets of Kendro GP in accordance with the rules of Section 338(h)(10) of the Code and the Treasury Regulations promulgated thereunder. Such allocation shall be set forth on a schedule which shall be jointly prepared by Purchaser and Seller within 75 days following the Closing Date. All allocations contained in such schedule shall be used by each party in preparing Form 8883 (or any successor form) and all relevant Tax Returns, subject to adjustment to reflect (x) Seller's selling expenses as a reduction of sales proceeds, and (y) Purchaser's acquisition expenses as an addition to purchase price.

                  (e)   The purchase price allocation determined under Section
1.2 hereof (as appropriately adjusted to take into account any adjustments in the Purchase Price under Sections 1.3, 1.4 and 12.4) shall be used by all parties in preparing all relevant Tax Returns and for all Tax purposes. In any audit or other proceeding related to the determination of any Tax, neither Seller nor Purchaser shall contend or represent that such allocations and fair market values are not correct.

                  10.9. Period of Limitation. Any claim for indemnification for Taxes under this Article X shall be brought prior to the sixtieth (60th) day following the expiration of the statute of limitations (taking all extensions into account) for the assessment of Taxes that are the subject of the indemnification claim.

                  10.10. Tax Definitions. For purposes of this Agreement:

                  (a) "Affiliated Kendro Audit Taxes" means (i) federal Income Taxes calculated on a consolidated basis, (ii) state and local Income Taxes calculated on a combined, consolidated, unitary or other group basis with Seller or any affiliate of Seller (other than a Kendro Entity) in the jurisdictions listed on Schedule 10.10, (iii) United States state and local Income Taxes of Kendro GP in respect of periods ending on or before the Closing Date and (iv) United States federal Income Tax Returns of Kendro LP and state Income Tax Returns of Kendro LP in respect of the jurisdictions listed on Schedule 10.10 or in which Kendro GP files a combined, consolidated, unitary or other group basis Income Tax Return with Seller or any affiliate of Seller (other than a Kendro Entity), in each case under this clause (iv) in respect of taxable periods ending on or before the Closing Date.

                  (b)   "Affiliated Kendro Refund Taxes" means (i) United States
federal,   state,   local  and  foreign   Income  Taxes   calculated  on  a
consolidated, combined, unitary or other group basis with Seller or any affiliate of Seller (other than a Kendro Entity) and (ii) United States federal, state and local Income Taxes of Kendro GP or Kendro LP.

                  (c) "Income Tax" means any federal, state, local, or foreign Tax based on or measured by reference to net income, including any interest, penalty, or addition thereto, whether disputed or not;

                  (d) "Income Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto, and including any amendment thereof;

                  (e)   "Other Tax" means any Tax other than Income Tax;

                  (f) "Straddle Period" means a Taxable period beginning on or before and ending after the Closing Date;

                  (g) "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs duties, capital stock, net worth, intangibles, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not;

                  (h) "Tax Proceeding" means any Tax audit or assessment, and any administrative or court proceeding with respect to such an audit or assessment; and

                  (i) "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                                   ARTICLE XI

                       Termination, Amendment, and Waiver

                  11.1. Termination. This Agreement may be terminated by either party prior to the Closing:

                  (a)   by the mutual written consent of Seller and Purchaser;

                  (b) by Purchaser, upon written notice to Seller, if any of the conditions to the Closing set forth in Article VII shall have become incapable of fulfillment by Seller and shall not have been waived in writing by Purchaser;

                  (c) by Seller, upon written notice to Purchaser, if any of the conditions to the Closing set forth in Article VIII shall have become incapable of fulfillment by Purchaser and shall not have been waived in writing by Seller; and

                  (d) by either Purchaser, on the one hand, or Seller, on the other hand, if the Closing shall not have occurred on or before the 180th day following the date hereof (the "Outside Date"), unless on the Outside Date, the conditions set forth in Sections 7.9 and 8.4 are the only conditions that are not capable of being satisfied, in which event the Outside Date shall be extended by a maximum of an additional fifteen (15) business days for the purpose of satisfying such conditions; provided however, that the right to terminate this Agreement under this Section 11.1(d) shall not be available to any party whose failure to perform any covenant or obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur by such date.

                  11.2. Effect on Obligations. Termination of this Agreement pursuant to this Article XI shall terminate all rights and obligations of the parties hereunder and none of the parties shall have any liability to the other party hereunder, except that Article XIII, the Confidentiality Agreement, and the last sentence of Section 4.2(a) shall remain in effect, and provided that nothing herein shall relieve any party from liability for any breach of any covenant or agreement in this Agreement or any willful and intentional breach of a representation prior to such termination in any manner that shall have proximately contributed to the occurrence of the failure of the Closing to occur.

                                   ARTICLE XII

                                 Indemnification

                  12.1. Survival. The representations and warranties made in this Agreement or in any agreement, certificate (including the Purchaser's Certificate and the Seller's Certificate) or other document executed at or prior to the Closing in connection herewith (an "Ancillary Document") shall survive the Closing for a period of 18 months and shall thereafter expire, together with any right to indemnification for breach thereof; provided, however, that (x) the representation and warranty set forth in Section 2.19 shall survive the Closing for a period of three (3) years and shall thereafter expire, together with any right to indemnification for breach thereof; (y) the representation and warranty set forth in Section 2.9 shall survive the Closing for a period of two (2) years and shall thereupon expire, together with any right to indemnification for breach thereof; and (z) the representations and warranties set forth in Sections 2.2, 2.3, 2.4, 2.22, 2.25, 3.2, 3.7 and 3.8, together with any right to indemnification for breach thereof, shall survive the Closing until 60 days after the expiration of the applicable statute of limitations. The covenants and agreements contained herein to be performed or complied with at or prior to the Closing (the "Pre-Closing Covenants") (other than any such covenants and agreements contained in Article X and other than the covenants and agreements contained in Section 4.1(a)(vii)) shall survive the Closing for a period of 18 months and shall thereafter expire, together with any right to indemnification for breach thereof. The covenants and agreements contained herein to be performed or complied with after the Closing (other than the covenant and agreement to indemnify against breaches of representations and warranties and Pre-Closing Covenants, which shall expire as set forth in the first two sentences of this Section 12.1), and the covenants and agreements contained in Section 4.1(a)(vii) and in Article X, shall survive the Closing until the expiration of the applicable statute of limitations; provided, however, that the covenant and agreement referred to in item 2(b) of
Exhibit 12.2 shall survive the Closing for a period of five (5) years and shall thereafter expire, together with any right to indemnification for breach thereof. Notwithstanding anything in this Section 12.1 to the contrary, to the extent a Valid Third Party Claim Notice or Valid Other Claim Notice (each, a "Valid Claim Notice") with respect to a breach of a particular representation, warranty, covenant or agreement shall have been given in accordance with Section
12.3 by the party seeking indemnification (the "indemnified party") to the party from whom indemnification is being sought (the "indemnifying party") prior to the expiration date (as provided in this Section 12.1) of such representation, warranty, covenant or agreement, such representation, warranty, covenant or agreement shall survive, to the extent of the claim set forth in the Valid Claim Notice only, until such claim is resolved.

                  12.2. Indemnification. (a) If the Closing shall occur, each Seller jointly and severally shall indemnify Purchaser (including for this Article, the Kendro Entities) and hold it harmless from and against any losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees and disbursements, but not including internal management, administrative or overhead costs that an indemnified party incurs in connection with the administration, supervision or performance of actions required in response to a claim) (collectively, "Damages"), that are incurred or suffered by it (i) by reason of the breach of any of the representations or warranties made by Seller herein or in the Seller's Certificate; (ii) by reason of the failure by Seller to perform or comply with any of its covenants and agreements contained herein;
(iii) by reason of the imposition on Purchaser of any liabilities of GSLE other than the GSLE Kendro Liabilities; (iv) by reason of Seller's failure to obtain releases, at or prior to the Closing, of the SPX Obligations or (v) by reason of any of the matters set forth on Exhibit 12.2.

                  (b) Any recovery by Purchaser for indemnification shall be limited as follows: (1) Purchaser shall not be entitled to any recovery unless a claim for indemnification is made in accordance with Section 12.3, so as to constitute a Valid Claim Notice, and within the time period of survival set forth in Section 12.1; (2) Purchaser shall not be entitled to recover any amount for indemnification claims under clause (i) of Section 12.2(a) unless and until the amount that Purchaser is entitled to recover in respect of such claims exceeds, in the aggregate,

$8,335,000 (less any amount applied to reduce or eliminate the recovery by Purchaser in respect of any claim under item 2(b) of Exhibit 12.2) (the "Deductible"), in which event (subject to clause (3) below) the entire amount that Purchaser is entitled to recover in respect of such claims less the Deductible shall be payable; (3) the maximum amount recoverable by Purchaser for indemnification claims under clause (i) of Section 12.2(a) shall in the aggregate be equal to $125,025,000; provided, that clause (3) shall not apply to claims relating to a breach of the representations and warranties in Sections 2.2, 2.3 and 2.4, in which case the maximum amount recoverable by Purchaser for indemnification claims under clause (i) of Section 12.2(a) (along with any other amounts payable under this Article XII (which shall be limited as herein set forth)) shall in the aggregate be equal to an amount equal to the Purchase Price; and (4) Purchaser shall not be entitled to recover any amount for indemnification claims under item 2(b) of Exhibit 12.2 unless and until the amount that Purchaser is entitled to recover in respect of such claims shall exceed, in the aggregate, the lesser of (x) $2,000,000 and (y) the difference between (A) the Deductible and (B) all amounts applied to the Deductible to reduce or eliminate the recovery by Purchaser in respect of any indemnification claims under clause (i) of Section 12.2(a). No Damages shall be included in determining whether the Deductible has been reached unless a Valid Claim Notice seeking indemnification for such Damages has been given by Purchaser to Seller in accordance with Section 12.3.

                  (c) If the Closing shall occur, Purchaser shall indemnify each Seller and hold each of them harmless from and against all Damages that are incurred or suffered by either of them (i) by reason of the breach by Purchaser of any of the representations or warranties made by Purchaser herein or in the Purchaser's Certificate, (ii) by reason of the failure by Purchaser to perform or comply with any of its covenants and agreements contained herein or
(iii) by reason of the imposition on Seller of any of the GSLE Liabilities; provided, however, that Seller shall not be entitled to any recovery unless a claim for indemnification is made in accordance with Section 12.3, so as to constitute a Valid Claim Notice, and within the time period of survival set forth in Section 12.1.

                  (d) No individual claim or series of related claims for indemnification under Section 12.2(a)(i) shall be valid and assertable unless it is (or they are) for an amount in excess of Twenty Thousand Dollars ($20,000) and any claim less than such amount shall not be included in the calculation of the limitation in Section 12.2(b)(2).

                  12.3. Procedures for Claims. (a)(i) In order for an indemnified party to be entitled to any indemnification provided for under this Article XII in respect of, arising out of or involving a claim made by any third party against the indemnified party (a "Third Party Claim"), the indemnified party must notify the indemnifying party in writing of the Third Party Claim (a "Third Party Claim Notice") promptly following receipt by such indemnified party of written notice, if any, of the Third Party Claim, which notification, to be a valid Third Party Claim Notice, with the effect set forth in Sections 12.1 and 12.2 (a "Valid Third Party Claim Notice"), must be accompanied by a copy of the written notice of the third party claimant to the indemnified party asserting the Third Party Claim; provided, that the failure to provide such notice promptly (so long as a Valid Third Party Claim Notice is given before the expiration of the applicable period set forth in Section 12.1) shall not affect the obligations of the indemnifying party hereunder except to the extent the indemnifying party is prejudiced thereby. The indemnified party shall deliver to the indemnifying party copies of all other notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim.

                        (ii ) The indemnifying party shall have the right to
defend  against  any such Third  Party  Claim  (including  to  conduct  any proceedings or settlement negotiations) with counsel of its own choosing; provided that if no portion of the Damages arising from the Third Party Claim will be paid by insurance, such counsel shall be reasonably satisfactory to the indemnified party. The indemnified party shall have the right to participate in the defense of any Third Party Claim and to employ its own counsel (it being understood that the indemnifying party shall control such defense), at its own expense. Prior to the time the indemnified party is notified by the indemnifying party as to whether the indemnifying party will assume the defense of a Third Party Claim, the indemnified party shall take all actions reasonably necessary to timely preserve the collective rights of the parties with respect to such Third Party Claim, including responding timely to legal process. If the indemnifying party shall decline to assume the defense of a Third Party Claim (or shall fail to notify the indemnified party of its election to defend such Third Party Claim) within 30 days after the giving by the indemnified party to the indemnifying party of a Valid Third Party Claim Notice with respect to the Third Party Claim, the indemnified party shall defend against the Third Party Claim and the indemnifying party shall be liable to the indemnified party for all reasonable fees and expenses incurred by the indemnified party in the defense of the Third Party Claim, including without limitation the reasonable fees and expenses of counsel employed by the indemnified party, if and to the extent that the indemnifying party is responsible to indemnify for such Third Party Claim. Regardless of which party assumes the defense of a Third Party Claim, the parties agree to cooperate with one another in connection therewith. Such cooperation shall include providing records and information that are relevant to such Third Party Claim, and making employees and officers available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and to act as a witness or respond to legal process. Whether or not the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent, which consent will not be unreasonably withheld or delayed. Without the prior written consent of the indemnified party, which will not be unreasonably withheld or delayed, the indemnifying party shall not admit any liability or enter into any settlement, compromise or discharge with respect to a Third Party Claim unless such settlement, compromise or discharge includes a release of the indemnified party arising out of such Third Party Claim.

                  (b)   In order for an indemnified party to be entitled to any
indemnification  provided  for under this Article XII in respect of a claim that does not involve a Third Party Claim being asserted against such indemnified party (an "Other Claim"), the indemnified party must promptly notify the indemnifying party in writing of such Other Claim (the "Other Claim Notice"), which notification, to be a valid Other Claim Notice, with the effect set forth in Sections 12.1 and 12.2 (a "Valid Other Claim Notice"), (i) must certify that the indemnified party has in good faith already sustained some (though not necessarily all) Damages with respect to such claim and (ii) if the Other Claim Notice is asserting a claim for breach of any of the representations and warranties contained in Section 2.9 (or in the Seller's Certificate insofar as its pertains to Section 2.9) as to Environmental Matters or a claim under item 2(b) of Exhibit 12.2 (an "Environmental  Breach"), must be accompanied by a
written   report  from  a  reputable
nationally  or  regionally   recognized   environmental   consulting   firm
confirming, in reasonable detail, the existence of the conditions as to which an Environmental Breach is claimed. The failure by any indemnified party to notify the indemnifying party promptly (so long as a Valid Other Claim Notice is given before the expiration of the applicable period set forth in Section 12.1) shall not relieve the indemnifying party from any liability that it may have to such indemnified party under Section 12.2, except to the extent that the indemnifying party has been prejudiced by such failure. If (x) the indemnified party delivers an Other Claim Notice to the indemnifying party and such Other Claim Notice does not constitute a Valid Other Claim Notice because it does not contain a certification that the indemnified party has in good faith already sustained some Damage with respect to such claim and (y) such Other Claim Notice describes in detail the basis for its claim, then, if such indemnified party delivers a Valid Other Claim Notice with respect to such claim within either (x) three months from the delivery of such Other Claim Notice or (y) the applicable survival period set forth in Section 12.1, when such Valid Other Claim Notice is delivered it shall have the same effect as if it were delivered prior to the expiration of the applicable period set forth in Section 12.1.

                  12.4. Other Provisions. (a) The indemnification provided in this Article XII shall be the sole and exclusive remedy for any inaccuracy or breach of any representation or warranty made by Seller or Purchaser in this Agreement or in the Seller's Certificate or the Purchaser's Certificate, respectively, except in the case of fraud. All amounts payable by one party in indemnification of the other shall be considered an adjustment to the Purchase Price.

                  (b) In no event shall Seller be liable for loss of profits (except as set forth in Schedule 12.2A to Exhibit 12.2) or consequential damages incurred by Purchaser in connection with an Other Claim, it being understood that Seller shall only be liable (subject to the limitations on liability set forth in this Article XII) for loss of profits (except as set forth in Schedule 12.2A to Exhibit 12.2) or consequential damages that are incurred or suffered by a third party and that form a part of the Third Party Claim of such third party.

                  (c) Upon making any payment to an indemnified party for any indemnification claim under this Agreement, the indemnifying party shall be subrogated, to the extent of such payment (an "Indemnification Payment"), to any rights which the indemnified party or its affiliate may have against any other parties (including under any insurance policies unless such insurance policies are paid for by the indemnified party) with respect to the subject matter underlying such indemnification claim. The indemnified party and its affiliates shall cooperate with the indemnifying party in the pursuit of such rights and shall promptly turn over to the indemnifying party any payments (up to the amount of the Indemnification Payment) received in respect of such rights.

                  (d) Notwithstanding anything in this Agreement to the contrary, Seller shall have no liability for any failure by Purchaser or any of its affiliates to comply with applicable law after the date that is 180 days from the Closing by reason of the Kendro Business being operated after such date in the manner operated prior to the Closing.

                  (e) In respect of any matter set forth on item 2(a) or 3(b) of Exhibit 12.2 or any Environmental Breach (each, an "Indemnifiable Environmental Matter") for which a Valid Claim Notice has been submitted, the indemnifying party shall be entitled to control all Remedial

Action with respect thereto, and in the case of an Environmental Breach the indemnified party shall be entitled to participate fully in all substantive deliberations regarding the Environmental Breach and any Remedial Action with respect thereto. The indemnifying party shall only be responsible for Remedial Actions that are required to be undertaken by an Environmental Law and only for such Remedial Action as represents the least stringent remedy required by an Environmental Law based on the use of the property as of the Closing Date. As used in this Agreement, "Remedial Action" means the investigation, cleanup or remediation of contamination, environmental degradation or damage caused by, related to or arising from the generation, use, handling, treatment, storage, transportation, disposal, discharge, release or emission of Hazardous Materials, including investigations, cleanup or other requirements under any Environmental Law.

                  (f) Purchaser understands and agrees that the rights accorded by Section 12.2(a) in respect of item 3(a) of Exhibit 12.2 or any Indemnifiable Environmental Matter are its sole and exclusive remedy against Seller with respect to any Indemnifiable Environmental Matter or any other Environmental Matters whatsoever. Purchaser and the Kendro Entities (each on its own behalf and on behalf of its affiliates and the successors and assigns of any of the foregoing) each hereby waives any right to seek contribution or other recovery from either Seller or from any of their affiliates that any of them may now or in the future ever have under any Environmental Laws, including, without limitation, 42 U.S.C. ss.ss. 9607 and 9613(f) of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as such laws were in the past or are currently in effect, or may in the future be enacted or be in effect. Purchaser and the Kendro Entities (each on its own behalf and on behalf of its affiliates and the successors and assigns of any of the foregoing) each hereby further unconditionally releases each Seller and their affiliates from any and all claims, demands and causes of action that any of them may now or in the future ever have against either Seller or any of their affiliates for recovery under CERCLA or under any other Environmental Laws as such laws were in the past or are currently in effect, or may in the future be enacted or be in effect. Nothing in this Section 12.4(f) shall affect any rights that Purchaser may have under Section 12.2 for indemnification for any breach by Seller of the representations and warranties contained in Section 2.9 subject to the limitations set forth in Sections 12.1 and 12.2.

                  (g)   The amount of any Damages shall be (x) reduced by the
amount  of  insurance   proceeds  received  by  the  indemnified  party  as
compensation in connection therewith and increased by the amount of increased premium required to be paid by such indemnified party arising from the act or omission, fact or circumstance giving rise to the payment of such insurance proceeds and (y) computed net of any Tax benefits (which shall be calculated at an assumed 35% tax rate) received by the indemnified party in connection therewith.

                  (h) Notwithstanding anything herein to the contrary, Purchaser shall have no right to any indemnification under this Article XII for any matter if (i) the Net Book Value calculated with respect to the Closing Balance Sheet was reduced for such matter or (ii) the Net Book Value calculated with respect to the Closing Balance Sheet was not reduced for such matter, if Purchaser had sought to reduce the Net Book Value for such matter, Seller disputed such reduction, such dispute was resolved in favor of Seller pursuant to Section 1.3(b), and such favorable resolution was not based on a determination that the disputed item was not required by

GAAP or by the provisions of Section 1.3 or Exhibit 1.3 to be reflected on the Closing Balance Sheet.

                                  ARTICLE XIII

                                  Miscellaneous

                  13.1. Expenses. Except as otherwise expressly provided herein, Seller, on the one hand, and Purchaser on the other hand, shall pay all costs and expenses incurred by such party or on its behalf in connection with this Agreement and the transactions contemplated hereby, including without limiting the generality of the foregoing, fees and expenses of its financial consultants, accountants and counsel. Notwithstanding the foregoing, Purchaser shall pay all fees and expenses of the notary incurred in connection with the notarization of the Notarial Deed.

                  13.2. Exclusive Agreement; No Third-Party Beneficiaries. This Agreement (including the Seller Disclosure Schedule and all Exhibits and Schedules hereto), the Confidentiality Agreement, the Transition Services Agreement and the Notarial Deed constitute the sole understanding of the parties with respect to the subject matter hereof. Any such disclosure shall expressly not be deemed to constitute an admission by Seller or to otherwise imply that any such matter is material for the purposes of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  13.3. Governing Law, Etc. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed wholly within such jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America in each case located in the County of New Castle (each, a "Selected Court") for any Litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in any of the Selected Courts, provided that a party may commence any Litigation in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section 13.7 shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the Selected Courts and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Litigation brought in any Selected Court has been brought in an inconvenient forum. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

                  13.4. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that this Agreement may not be assigned by Purchaser without the prior written consent of Seller except that Purchaser may, at its election, assign this Agreement, in whole or in part, to one or more direct or indirect wholly-owned Subsidiaries so long as (i) the representations and warranties of Purchaser made herein are equally true of such assignee and (ii) such assignment does not have any adverse consequences to Seller or any of its affiliates (including, without limitation, any adverse Tax consequences or any adverse effect on the ability of Seller to timely consummate the transactions contemplated hereby), but no such assignment of this Agreement or any of the rights or obligations hereunder shall relieve Purchaser of any of its obligations under this Agreement. Such assignee shall execute a counterpart of this Agreement agreeing to be bound by the provisions hereof as "Purchaser," and agreeing to be jointly and severally liable with Purchaser and any other assignee for all of the obligations of the assignor hereunder.

                  13.5. Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall give the other party notice in advance of such issuance.

                  13.6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the greatest extent possible.

                  13.7. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and shall be given by (i) delivery in person (and shall be deemed delivered upon receipt), (ii) electronic facsimile transmission or other standard forms of written telecommunications (and shall be deemed delivered upon receipt of electronic confirmation or other evidence of receipt), (iii) nationally recognized overnight courier (and shall be deemed delivered on the following business day, with Saturday being deemed a business day for purposes of this clause (iii) if Saturday delivery instructions were given to the courier) or (iv) registered or certified mail, postage prepaid (and shall be deemed delivered two business days following mailing):

                  (a) If to Seller, to:

                  SPX Corporation
                  13515 Ballantyne Corporate Place
                  Charlotte, NC  28277

                  Attention:  General Counsel
                  Telecopy: 704-752-7442

                  with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson LLP
                  One New York Plaza
                  New York, New York  10004-1980
                  Attention:  John M. Bibona
                  Telecopy:  (212) 859-4000


                  (b) If to Purchaser, to:

                  Thermo Electron Corporation
                  81 Wyman Street
                  Waltham, Massachusetts 02454
                  Attention:  General Counsel
                  Attention:  Director, Corporate Development
                  Telecopy:  (781) 622-1283

                  with a copy to:

                  Wilmer Cutler Pickering Hale and Dorr LLP
                  60 State Street
                  Boston, Massachusetts 02109
                  Attention:  Hal J. Leibowitz
                  Telecopy:  (617) 526-5000

or at such other address for a party as shall be specified by like notice.

                  13.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement.

                  13.9. Interpretation. When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference is to an Article or a Section of, or an Exhibit to, this Agreement, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be understood to be followed by the words "without limitation." Whenever the words "herein," "hereof," "hereto" or "hereunder" are used in this Agreement, they shall be deemed to refer to this Agreement as a whole and not to any specific Section of this Agreement. The inclusion of a dollar amount with respect to any representation, warranty, covenant or agreement contained herein shall not be deemed to be an admission that such amount is a material amount. Whenever used in this Agreement, "Seller's knowledge" shall mean the actual knowledge (as well as the knowledge obtainable by such individual after reasonable investigation) of the persons listed on Schedule 13.9 and "person" shall mean any individual, corporation, partnership, association, trust, limited liability company or other entity or organization.

                  13.10. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

                  13.11. Extension; Waiver. At any time the parties may extend the time for the performance of any of the obligations or other acts of the other party, waive any inaccuracies in the representations and warranties contained in this Agreement and waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument signed on behalf of such party. The waiver by any party hereto of a breach of any provision hereunder shall not operate to be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

                  13.12. Foreign Exchange Conversions. If any amount to be paid, transferred, allocated, indemnified, reimbursed, calculated or referenced pursuant to, or in accordance with, the terms of this Agreement or any Exhibit or Schedule referred to herein must be converted to another currency, such amount shall be converted at the exchange rate between those two currencies most recently quoted in The Wall Street Journal in New York as of the business day immediately prior to (or, if no such quote exists on such business day, on the closest business day prior to) the day on which the party required to make such payment, transfer, indemnification, reimbursement, calculation or reference first becomes obligated to do so hereunder; provided, however, that nothing in this Section 13.12 shall be deemed to require either party to make any foreign currency conversion or other similar calculation that violates or conflicts with, or otherwise causes a party to violate, applicable law or GAAP.



                  [Remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    SPX CORPORATION



                                By: /s/ Christopher J. Kearney
                                    --------------------------
                                    Name:  Christopher J. Kearney
                                    Title: President and Chief Executive Officer

                                KENDRO GP II, LLC



                                By: /s/ Patrick J. O'Leary
                                    ----------------------
                                    Name:  Patrick J. O'Leary
                                    Title: Vice President and Treasurer


                                SPX EUROPE GmbH



                                By: /s/ Patrick J. O'Leary
                                    ----------------------
                                    Name:  Patrick J. O'Leary
                                    Title:


                                GENERAL SIGNAL IRELAND B.V.



                                By: /s/ Christopher J. Kearney
                                    --------------------------
                                    Name:  Christopher J. Kearney
                                    Title: Vice President and Secretary


                                GSLE DEVELOPMENT CORPORATION



                                By: /s/ Christopher J. Kearney
                                    --------------------------
                                    Name:  Christopher J. Kearney
                                    Title: Vice President and Secretary

                                THERMO ELECTRON CORPORATION



                                By: /s/ Marijn Dekkers
                                    ------------------
                                    Name:  Marijn Dekkers
                                    Title: President & CEO

                                THERMO ELECTRON (OBERHAUSEN) GmbH



                                By: /s/ Seth H. Hoogasian
                                    ---------------------
                                    Name: Seth H. Hoogasian
                                    Title:   Attorney-In-Fact

The undersigned hereby agree to be bound by the provisions of Section 12.4(f) of the foregoing Agreement effective as of the Closing, as though the undersigned were original signatories thereto.



MEDICAL EQUIPMENT MAINTENANCE COMPANY


By: /s/ Christopher J. Kearney
    ---------------------------------------------
    Name:  Christopher J. Kearney
    Title: Vice President and Secretary


KEY SCIENTIFIC, INC.


By: /s/ Christopher J. Kearney
    ---------------------------------------------
    Name:  Christopher J. Kearney
    Title: Vice President and Secretary


CRYONIX, INC.


By: /s/ Christopher J. Kearney
    ---------------------------------------------
    Name:  Christopher J. Kearney
    Title: Vice President and Secretary

KENDRO LABORATORY PRODUCTS GmbH


By: /s/ Dennis Pope
    ---------------------------------------------
    Name: Dennis Pope
    Title:


KENDRO LABORATORY PRODUCTS AG


By: /s/ Uwe Ditzen
    ---------------------------------------------
    Name:   Uwe Ditzen
    Title:  Managing Director


NIPPON KENDRO KK


By: /s/ Jeffrey Johnston
    ---------------------------------------------
    Name:  Jeffrey Johnston
    Title: Senior Vice President Latin
           America Asia Pacific

KENDRO LABORATORY PRODUCTS (GP), INC.



By: /s/ Christopher J. Kearney
    ---------------------------------------------
    Name:  Christopher J. Kearney
    Title: Vice President and Secretary


KENDRO LABORATORY PRODUCTS, L.P.

By: KENDRO LABORATORY
    PRODUCTS (GP), INC. its General
    Partner


By: /s/ Christopher J. Kearney
    ---------------------------------------------
    Name:  Christopher J. Kearney
    Title: Vice President and Secretary